                              LINKON CORPORATION
                              140 SHERMAN STREET
                         FAIRFIELD, CONNECTICUT 06430
                                (203) 319-3175

                ______________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                ______________________________________________


                                                          February 24, 1997

To the Stockholders of
 Linkon Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Linkon Corporation (the "Company") will be held at the Sheraton Stamford Hotel & Towers, located at One First Stamford Place, Stamford, Connecticut, on Tuesday, March 25 1997, at 10:00 a.m., local time, for the following purposes:

     1. To elect five directors, each to hold office until the next Annual Meeting of Stockholders or until his respective successor is elected and qualified.

     2. To consider and vote upon the adoption of a resolution authorizing and approving an amendment and restatement of the Company's Articles of Incorporation to (i) authorize for issuance 1,000,000 shares of serial (or "blank check") preferred stock, and (ii) empower the Board of Directors to confer upon the holders of the Company's debentures, bonds or other debt instruments any of the rights of stockholders under Chapter 78 of the Nevada Revised Statutes, including the power to vote in respect of the corporate affairs and management of the Company, as determined by resolution of the Company's Board of Directors.

     3. To consider and vote upon the adoption of the 1996 Stock Option and Performance Incentive Plan of the Company.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on Wednesday, February 19, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote, at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relevant to the Annual Meeting, on and after March 1, 1997 during ordinary business hours at the Company's principal executive offices located at the address first set forth above.

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                   By Order of the Board of Directors,

                                        Patrick J. Kane,
                                           Secretary

                              LINKON CORPORATION

                              140 SHERMAN STREET
                         FAIRFIELD, CONNECTICUT 06430
                                (203) 319-3175

                        ______________________________

                                PROXY STATEMENT

                        ______________________________

                        ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, MARCH 25, 1997

                        ______________________________

                                 INTRODUCTION

                        ______________________________

          This proxy statement ("Proxy Statement") is being furnished to holders of shares of common stock, par value $0.001 per share ("Common Stock"), of Linkon Corporation, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Sheraton Stamford Hotel & Towers, located at One First Stamford Place, Stamford, Connecticut, on Tuesday, March 25, 1997 at 10:00 a.m., local time, and at any adjournments thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the Annual and Quarterly Reports referred to below and the enclosed form of proxy are first being mailed to stockholders on or about Monday, February 24, 1997.

     The Company's Annual Report on Form 10-KSB (the "Annual Report") for the fiscal year ended January 31, 1997, as amended, and Quarterly Report on Form 10-QSB (the "Quarterly Report") for the quarter ended October 31, 1996, both as filed with the Securities and Exchange Commission, also accompany this Proxy Statement. The Annual Report includes audited financial statements, a discussion by management of the Company's financial condition and results of operations and other information. The Quarterly Report includes unaudited financial statements and discussions by management of the Company's financial condition and results of operations for such period and other information.

     At the Annual Meeting, stockholders will be asked to elect five directors, each to hold office until the next Annual Meeting of Stockholders to be held in 1998 or until each of their respective successors is elected and qualified.

     At the Annual Meeting, stockholders will also be asked to consider and vote upon a resolution authorizing and approving the Amended and Restated Articles of Incorporation of the Company (the "Restated Articles"), which, if adopted, will, among other things, authorize for issuance 1,000,000 shares of serial (or "blank check") preferred stock, par value $0.001 per share ("Preferred Stock"), of the Company, to be issued in one or more series and which shall have the relative designations, rights and preferences (including voting rights), qualifications, limitations and restrictions as the Company's Board of Directors determines from time to time. In addition, if adopted, the Restated Articles will empower the Board of Directors to confer upon the holders of bonds, debentures or other debt instruments issued or to be issued by the Company any of the rights of stockholders, including the power to vote in respect of the corporate affairs and management of the Company, to the fullest extent allowable under the Nevada General Corporation Law, and which the Board determines to be advisable and in the best interests of the Company.

     At the Annual Meeting, stockholders will also be asked to consider and vote upon the adoption of the Company's 1996 Stock Option and Performance Incentive Plan, which plan would allow grants to directors, executive officers, other key employees and consultants of one or more of the following: qualified and non-qualified stock options to purchase Common Stock, stock appreciation rights, awards of restricted Common Stock, performance shares, performance units, and tax offset payments.


                      VOTING RIGHTS AND PROXY INFORMATION

     Proxies in the accompanying form are solicited on behalf of, and at the direction of the Board of Directors, which has fixed the close of business on Wednesday, February 19, 1997, as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock entitled to notice of, and to vote at the Annual Meeting or any adjournment(s) thereof. On the Record Date, there were 10,753,252 shares of Common Stock issued and outstanding, which were held of record on such date by 637 holders. Each stockholder is entitled to one vote, exercisable in person or by proxy, with respect to each share of Common Stock held of record by such stockholder on the Record Date with respect to each matter. The election of directors will be decided by a plurality of the votes of the shares of Common Stock cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote. In other words, the five individuals receiving the largest number of votes will be elected. The affirmative vote of holders of a majority of the shares of the Company's Common Stock outstanding on the Record Date is required for the adoption of the resolution approving the Restated Articles. Because of this voting requirement, a stockholder who abstains from voting on the resolution authorizing and approving the Restated Articles would in effect be voting against taking such action because his or her shares would be recorded as having abstained, rather than being counted in determining whether the necessary majority vote had been obtained. Likewise, broker non-votes would have the effect of being counted as votes against the resolution authorizing and approving the Restated Articles. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or proxy is required for the adoption of the resolution authorizing and approving the Option Plan. Therefore, a stockholder who attends the Annual Meeting, either in person or by proxy, and who abstains from voting on such resolution, would in effect be voting against the adoption of the Option Plan. Broker non-votes would likewise have the same effect. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on such matters.

     When a proxy in the form of the accompanying proxy is returned properly dated and signed, the shares represented thereby will be voted by the person named as proxies therein in accordance with each stockholder's directions, unless previously revoked. To the extent that no direction is indicated, the shares of the Company's Common Stock represented by proxy will be voted FOR the election of all of the Company's nominees as directors, FOR the adoption of the resolution authorizing and approving the Restated Articles and FOR the adoption of a resolution authorizing and approving the Stock Option Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, or by executing a later-dated proxy relating to the same shares or a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, located at 140 Sherman Avenue, Fairfield, Connecticut 06430, Attention: Corporate Secretary.

     In addition to the use of the mail, proxies may be solicited via personal interview and telephone or telegraph by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                ______________


                        ITEM 1 - ELECTION OF DIRECTORS

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

NOMINEES FOR ELECTION AS DIRECTORS

     The Company's Board of Directors currently consists of five members. Unless a director has been elected by the Board of Directors to fill a vacancy on the Board, all of the directors are elected annually and hold office until the next succeeding Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

     It is intended that the persons named as proxies in the enclosed form of proxy will, except as noted below, vote FOR the election of the following nominees as directors, to serve until the 1997 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified:

                     Joao Manuel Da M.V. ("Jon") Carvalho
                               Charles Castelli
                                  Lee W. Hill
                                Patrick J. Kane
                                 Daniel Zwiren

     Each of the foregoing persons currently serves as a director of the Company. The Board of Directors of the Company does not contemplate that any of these nominees will become unable to serve. If, however, any of them should become unable to serve before the Annual Meeting, proxies solicited by the Board of Directors will be voted by the persons named as proxies therein in accordance with the best judgment of such proxies.

Information Regarding Nominees for Election as Directors and Regarding Continuing Directors

     The following table sets forth the name, age, business experience for the past five years and other directorships of each of the Company's directors (who are also the nominees for election as directors):

                              Current Positions, Period
     Name and Age             Served and Prior Business Experience/1/
     ------------             ------------------------------------

     JON CARVALHO (56)        Mr. Carvalho has served as a director of the
                              Company since June, 1990. Mr. Carvalho has been the President of Union Commercial Services, Ltd., an offshore investment company with holdings in the United States, Africa and Europe since April,
                              1990. He is also the President of Unicar
                              Industrial e Commercial, Lda. (also known as Uniao
                              Commercial de Automoveis, Ltd.), a distributor and service provider for American and European automotive, motorcycle, agricultural and industrial machine manufacturers and finance companies. Mr. Carvalho has held this position since April, 1990. He is also the President of Joao Carvalho, Lda., a real estate investment and development company and operations management company since 1978. For the past three years, Mr.
                              Carvalho has also served as President of Unicom
                              International of Florida, Inc.

     CHARLES CASTELLI (52)    Mr. Castelli founded Linkon Delaware, Inc.
                              ("Linkon Delaware"), which was engaged in consulting and research and development of computer hardware and software products for the telecommunications industry and which merged with the Company in June, 1990. He is presently the Company's Chief Technology Officer ("CTO") and
                              Chairman of the Board of Directors. He has served as Chairman and as a Director since June, 1990. He served as the Company's President from June, 1990 until March, 1993, when he became the CTO.


     LEE W. HILL (52)         Mr. Hill currently serves as the Company's
                              President and Chief Executive Officer, and has served as such since March, 1993. Mr. Hill also serves as a director of the Company, a position he has held since September, 1996. From December,
                              1990 until joining the Company, Mr. Hill was the founder and sole principal of Affluence, Inc., a management consulting firm located in Greenwich, Connecticut.

________________

     /1/ Each director of the Company has been elected to serve until the next Annual Meeting of Stockholders of the Company or until such director's successor shall have been duly elected and shall have qualified.

                              Current Positions, Period
     Name and Age             Served and Prior Business Experience/2/
     ------------             ------------------------------------

     PATRICK J. KANE (46)     Mr. Kane currently serves as a director and the
                              Corporate Secretary of the Company. Since August,
                              1996, he has served as a Vice President of Newnet
                              Corporation ("Newnet"), located in Shelton,
                              Connecticut. Mr. Kane also served as the Company's
                              Chief Operating Officer and Treasurer from 1990 through July, 1996, which positions he resigned from upon accepting employment with Newnet. Newnet manufactures intelligent network telecommunication products, including software, for global computer intelligent networks.

     DANIEL ZWIREN (41)       Mr. Zwiren has served as a director of the Company
                              since June, 1996. Since December 15, 1996, Mr.
                              Zwiren has served as a Senior Vice President of Euro Bankers, an investment banking firm located in New York City. From 1989 until December of
                              1996, Mr. Zwiren served as Chief Executive of
                              Interest Rates of Lasser Marshall & Co., an investment banking firm located in New York City, New York.

     There is no family relationship among any of the nominees for election as directors or any executive officers of the Company.


COMPENSATION OF DIRECTORS

     Board members do not receive any fee or other compensation in connection with their services as directors for the Company. Board members are reimbursed for all reasonable out-of-pocket expenses, including travel expenses, incurred in connection with their services as directors of the Company.


BOARD AND COMMITTEE MEETINGS

     Based in part on the fact that until June, 1996, the Board of Directors consisted of only three members, the Board of Directors has not heretofore established any committees, including a standing nominating, audit or a compensation committee. However, upon the adoption by the Company's stockholders at its Annual Meeting of the Company's 1996 Stock Option and Performance Incentive Plan, the Board of Directors of the Company intends to appoint a management compensation and option committee, which shall consist of not less than two non-employee directors. The Board of Directors intends to elect Messrs. Carvalho and Zwiren to serve on this committee.

__________________

/2/ Each director of the Company has been elected to serve until the next Annual Meeting of Stockholders of the Company or until such director's successor shall have been duly elected and shall have qualified.

     The Board of Directors is responsible for selecting nominees for directors, as well as the Company's independent auditors. The Board is also responsible for the review and approval of executive officers' salary levels and adjustments, option and other incentive compensation awards, and other financial arrangements, and all fringe benefits. If stockholders adopt the Company's 1996 Stock Option and Performance Incentive Plan at the Annual Meeting and the Board of Directors establishes a management compensation and option committee, as it currently intends to do, such committee shall thereafter be responsible for the review and approval of executive officers' salary levels and adjustments, options and other incentive compensation awards and other financial arrangements, including bonus awards and fringe benefits.

     The Board of Directors held one regularly scheduled meeting and no special meetings during fiscal 1996. In fiscal 1996, each director attended the regularly scheduled meeting of the Board of Directors to the extent such person was a director at the time such meetings were held. Prior to June 1996, the Company had three members of its Board of Directors, two of which Board members were also executive officers. Because of their personal knowledge of the Company's day-to-day operations and their long-time relationships with Mr. Carvalho, the third director, the Board communicated frequently on an informal basis, thereby minimizing the need for regularly scheduled Board meetings.

EXECUTIVE OFFICERS

     The following table sets forth the name, age and business experience for the past five years of each of the Company's executive officers who are not members of the Board of Directors of the Company, together with all positions and offices such executive officers have held with the Company during such period:

                           Current Positions,
                           Positions Served and
Name and Age               Prior Business Experience
------------               -------------------------

THOMAS V. CERABONA (44)    Mr. Cerabona has served as the Company's Vice
                           President, Operations since March, 1996. From 1994 through 1995, Mr. Cerabona served as the Vice
                           President of Operations of Paragon Networks, a data communications equipment company located in
                           Southbury, Connecticut. From 1986 through 1994 Mr.
                           Cerabona held various management positions, including
                           Vice President and General Manager, with Cobotyx
                           Corporation, a voice processing equipment company located in Danbury, Connecticut. Mr. Cerabona was responsible for the financial operations of such corporation and in such capacity, was responsible for commencing a reorganization of Cobotyx Corporation pursuant to Chapter 11 of the Bankruptcy Code of 1986, as amended. This bankruptcy proceeding was commenced on May 5, 1993 and culminated in a successful reorganization and a subsequent sale of Cobotyx's operating assets.

JAMES E. LINLEY (43)       Mr. Linley currently serves as the Company's Vice
                           President of Engineering, a position he has held since March, 1991. In such capacity, he manages the research and development, software development and technical support areas for the Company.

                           Current Positions,
                           Positions Served and
Name and Age               Prior Business Experience
------------               -------------------------

MARK O'BRIEN (48)          Mr. O'Brien currently serves as the Company's Vice
                           President of International Operations, a position he has held since September, 1993. From June, 1992 until he joined the Company, Mr. O'Brien was the President of Universal/Univis, an optical products supplier.
                           From September, 1991 until June, 1992, Mr. O'Brien was Executive Vice President and General Manager of
                           Hydro Systems Incorporated.

     Generally, officers are appointed to serve by the Company's Board of Directors at the Annual Meeting of the Board of Directors until the meeting of the Board of Directors following the next Annual Meeting of Stockholders or until their respective successors have been elected and have qualified. Mr. Cerabona, who joined the Company in March, 1996, was appointed to serve in the capacity set forth above by the Board of Directors at a special meeting of the Board held in March, 1996 until the next annual meeting of the Board of Directors or until his successor has been elected and has qualified.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Management. The following table sets forth, as of December 1, 1996, the number of outstanding shares of the Common Stock beneficially owned by each of the nominees for director (who are also the current directors), and each executive officer referred to in the immediately preceding table (together, the "Executive Officers") individually, and by all current directors and executive officers as a group without naming them. Except as otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares beneficially owned by him.

                                           Common Stock $0.001 par value
                                       --------------------------------------
       Name and Address of              Beneficial    Approximate Percentage
       Beneficial Owner                  Ownership           of Class
       -------------------             -------------  -----------------------
       Jon Carvalho                      100,000 (1)            *
       R. Sapateiros 219-E-degrees E,
       1100 Lisbon, Portugal

       Charles Castelli                1,962,000 (2)          18.3%
       141 E. Central Boulevard
       Palisades Park, New Jersey

       Thomas V. Cerabona                 75,000 (3)            *
       3061 Dahlia Court
       Yorktown Heights, New York

                                           Common Stock $0.001 par value
                                       --------------------------------------
       Name and Address of              Beneficial    Approximate Percentage
       Beneficial Owner                  Ownership           of Class
       -------------------             -------------  -----------------------
       Lee W. Hill                       400,000 (4)           3.7%
       62 Arch Street
       Riverside, Connecticut

       Patrick J. Kane                   850,000 (5)           7.9%
       66 Pearl Street, Apt. 309
       New York, New York

       James E. Linley                   609,600 (6)           5.7%
       210 Banks Road
       Easton, Connecticut

       Mark O'Brien                      100,000 (7)            *
       485 Camp Fuller Road
       Wakefield, Rhode Island

       Daniel Zwiren                     171,666 (8)           1.7%
       100 Warren St., Apt 1908
       Jersey City, New Jersey

       Executive Officers and          4,268,266 (9)          40.00%
       Directors as a Group (8
       persons)

____________________

(1) Comprised of 100,000 shares currently acquirable upon the exercise of 50,000 options to purchase Common Stock of an exercise price equal to $0.75 per share and 50,000 Warrants to purchase Common Stock at an exercise price equal to $1.50 per share.

(2) Includes 162,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercisable price equal to $0.75 per share.

(3) Comprised of 75,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share.

(4) Comprised of 400,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share.

(5) Includes 50,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share.

(6) Includes 9,600 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share, 3,100 of which options are held by Anna Linley, his wife, who is also an employee of the Company.

(7) Comprised of 100,000 shares currently acquirable upon the exercise of options to purchase Common Stock at an exercise price equal to $0.75 per share.

(8) Includes 171,666 shares currently acquirable upon the exercise of 13,333 Warrants to purchase Common Stock at an exercise price equal to $1.00 per share, 75,000 options to purchase Common Stock at an exercise price equal to $0.75 per share and 50,000 shares of Common Stock currently acquirable upon conversion of a Subordinated Convertible Debenture, having a conversion rate of $2.00 per share.

(9) Includes 1,311,466 shares currently acquirable upon the exercise of warrants or options to purchase Common Stock at an exercise price equal to $0.75 per share and 360,000 shares currently acquirable upon the exercise of warrants or options to purchase Common Stock at an exercise price equal to $2.00 per share.

*Represents less than one percent (1%) of the Company's issued and outstanding Common Stock.


                             ____________________

     Security Ownership of Certain Beneficial Owners. To the knowledge of the Company, the following table lists those parties (other than Messrs. Castelli, Kane and Linley, each of whose beneficial ownership is disclosed in the immediately preceding table) who beneficially owned more than 5% of the Common Stock outstanding as of November 29, 1996:

                                         Common Stock $0.001 par value
                                         -----------------------------
Name and Address of              Amount of Beneficial   Approximate Percentage
Beneficial Owner                       Ownership               of Class
-------------------              --------------------   ----------------------
IBJS Capital Corporation               880,193 (1)              8.2%
One State Street
New York, NY 10004
                                       777,400 (2) (3)          7.2%
Mr. Piers M. MacDonald
c/o Gulfstream Partners, L.P.
Two Greenwich Plaza, Ste 100
Greenwich, CT 06830

________________

(1) Includes (i) 605,693 shares of Common Stock currently acquirable upon the conversion of a $1,000,000 Senior Secured Convertible Debenture, (ii) 214,500 shares of Common Stock currently acquirable upon the exercise of warrants to purchase Common Stock at an exercise price equal to $1.86 per share, and (iii) 60,000 shares of Common Stock currently acquirable upon the exercise of warrants to purchase Common Stock at an exercise price equal to $1.50 per share.

(2) Includes 300,000 shares of Common Stock owned by Gulfstream Partners, L.P. ("Gulfstream"), a limited partnership of which Mr. MacDonald is managing general partner and 30,000 shares of Common Stock issuable upon the exercise of Warrants owned by Gulfstream to purchase Common Stock at an exercise price equal to $3.00 owned by Gulfstream.

(3) Includes 275,000 shares of Common Stock and 27,500 shares of Common Stock issuable upon exercise of Warrants to purchase Common Stock, at an exercise price equal to $3.00, which are owned jointly by Mr. MacDonald and his wife, Bonner MacDonald.

                              __________________

                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation for the years ended January 31, 1996, 1995 and 1994 paid to the Company's Chief Executive Officer and the other named executive officers whose compensation is required to be disclosed pursuant to Item 402(a)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                       Annual Compensation (1)
                           ------------------------------------------------

Name and                   Fiscal                       Other Annual
Principal Position         Year    Salary($)  Bonus($)  Compensation ($)
-------------------------  ------  ---------  --------  -------------------
Lee W. Hill, President,     1996   $150,000   $25,000      $6,360 (2)
CEO                         1995   $118,000   $25,000      $6,360 (2)
                            1994   $ 88,000   $ ---        $6,360 (2)

Charles Castelli,           1996   $ 96,000   $ ---        $8,400 (3)
Chairman, CTO               1995   $ 96,000   $ ---        $8,400 (3)
                            1994   $ 96,000   $ ---        $8,400 (3)

Mark O'Brien,               1996   $106,174   $ ---        $6,000 (4)
V.P. Int'l. Operations      1995   $100,000   $ ---        $6,000 (4)
                            1994   $ 28,125   $ ---        $2,500 (4)

___________________

(1) Columns entitled "Restricted Stock Award(s)", "Securities Underlying Options/SARs", "LTIP Payouts", and "All Other Compensation" have been excluded because they are not applicable to any fiscal year covered by this table.

(2) Mr. Hill has received an automobile allowance from the Company in each of the last three fiscal years equal to $530 per month, or $6,360 per year.

(3) Mr. Castelli has received an automobile allowance from the Company in each of the last three fiscal years equal to $700 per month, or $8,400 per year.

(4) Mr. O'Brien has received an automobile allowance from the Company in each of the last two fiscal years equal to $500 per month or $6,000 per year, and $500 per month or $2,500 per year during fiscal 1994.

                               _________________

EMPLOYMENT AGREEMENTS

     On March 1, 1993, the Company entered into an employment agreement with Mr. Lee W. Hill. The agreement provides for an annual salary of $96,000 for the first year of the agreement, $120,000 for the second year of the agreement and $150,000 for the third and fourth years of the agreement. In addition, the agreement provides for an annual bonus of not less than $25,000 for each year of the agreement. Mr. Hill was also granted options to purchase up to 250,000 shares of Common Stock of the Company at an exercise price equal to $2.00 per share. By letter (the "Letter Amendment") dated May

1, 1996, Mr. Hill and the Company agreed to extend his employment agreement for two additional years, with certain modifications. The Letter Amendment provides for an annual salary of $150,000 per year, until such time as the Company has positive operating income for at least two consecutive fiscal quarters, at which time Mr. Hill's annual salary will be increased to $175,000. In addition, at such time as the Company has positive net income for at least two consecutive fiscal quarters, Mr. Hill's annual salary will be increased to $200,000 per year. This bonus provision of the Letter Agreement replaces the bonus compensation provision contained in Mr. Hill's original employment agreement. In consideration of entering into the Letter Amendment, the Company granted Mr. Hill 75,000 options to purchase Common Stock at an exercise price equal to $0.75 per share. This exercise price was based on the market price of the Company's Common Stock at the close of business on April 30, 1996, which was $0.75 per share.

     On May 1, 1996, the Company and Mr. Charles Castelli, the Company's Chairman and CTO, entered into an employment agreement. This agreement provides for an annual salary of $102,000 during each of the two years of the term thereof, unless as the Company has positive operating income for two consecutive fiscal quarters, in which case Mr. Castelli's annual salary is increased to $120,000 per year. In addition, at such time as the Company has positive net income for at least two consecutive fiscal quarters, Mr. Castelli's annual salary will be increased to $200,000 per year. Mr. Castelli is also entitled to an annual performance bonus, which is determined by the Company's Board of Directors based on certain performance criteria. Moreover, Mr. Castelli was granted 100,000 options to purchase Common Stock at an exercise price equal to $0.75 per share as further consideration for entering into his employment agreement. This exercise price was based on the market price of the Company's Common Stock at the close of business on April 30, 1996, which was $0.75 per share.

     On May 1, 1996, the Company and Mr. Mark O'Brien, the Company's Vice President of International Operations, entered into an employment agreement. This Agreement provides for an annual salary of $84,000 per year during each of the two years of the term thereof. In addition, Mr. O'Brien is entitled to receive a sales commission of two percent (2%) of sales of product from certain designated accounts, paid quarterly. Mr. O'Brien is also entitled to an annual performance bonus, which is determined by the Company based on certain performance criteria. Mr. O'Brien was granted 62,500 options to purchase Common Stock at an exercise price of $0.75 per share were granted to Mr. O'Brien as further consideration for entering into his employment agreement. This exercise price was based on the market price of the Company's Common Stock at the close of business on April 30, 1996, which was $0.75 per share. In addition, if during the term of his employment agreement the Company has positive net income for at least two consecutive fiscal quarters, Mr. O'Brien will receive an additional 25,000 options to purchase Common Stock at the then existing fair market value of the Company's Common Stock.


OMISSION OF CERTAIN TABLES

     Information that would be provided in tabular form with respect to grants or repricings of options or SAR's or awards under long-term incentive plans has been omitted since it is not applicable with respect to the fiscal years covered in the table.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN TRANSACTIONS

     On October 27, 1994, the Company and IBJS Capital Corporation ("IBJS") entered into a Securities Purchase Agreement (the "IBJS Agreement") pursuant to which the Company sold to IBJS (i) a $1,000,000 10% Senior Secured Convertible Debenture due October 27, 2000 (the "Debenture"), and (ii) warrants ("IBJS Warrants") to subscribe for an additional 200,000 shares of the Company's Common Stock at an initial exercise price of $2.00 per share, in consideration of $1 million/3/. The Debenture was also convertible into Common Stock at an initial rate of $1.75 of principal amount of the Debenture per share of the Company's Common Stock being acquired, such that the Debenture was convertible into 571,428 shares of the Company's Common Stock. Both the conversion rate of the Debenture and the exercise price of the IBJS Warrants were set by negotiation between the Company and IBJS and are subject to adjustment in the event of certain future actual or deemed issuances of the Company's Common Stock at prices below the then applicable conversion rate and/or exercise price, respectively, on a weighted average basis.

     In connection with the IBJS Agreement, the Company and Messrs. Charles Castelli, Patrick J. Kane and James E. Linley, each of whom is an executive officer of the Company, and IBJS entered into a Stockholders' Agreement, whereby, among other things, the Company agreed to use its best efforts to cause a Certificate of Amendment to the Company's Articles of Incorporation to be filed with the Secretary of the State of Nevada granting IBJS (or its assigns) the right to elect at least one person to the Board of Directors at all times and up to three persons to the Board of Directors in certain events. For a detailed discussion of these voting rights, see the section entitled "RESTATED ARTICLES OF INCORPORATION -- Debtholder Rights" discussed below.

     On May 26, 1995, the Company entered into a Stock Purchase Agreement with Gulfstream Partners, L.P. ("Gulfstream") and the other "Purchasers" named therein, pursuant to which the Company sold to Gulfstream and such Purchasers
(i) 600,000 shares of Common Stock, and (ii) warrants (the "Gulfstream Warrants") to subscribe for an additional 60,000 shares of the Company's Common Stock at an initial exercise price of $3.00 per share/4/, in consideration of $600,000 or $1.00 per share. Both the price at which such Common Stock was sold to Gulfstream and the exercise price for the Gulfstream Warrants were the result of negotiations between Gulfstream and the Company. The exercise price of the Gulfstream Warrants is subject to adjustment upon the occurrence of a (i) subdivision or Common Stock dividend on the outstanding Common Stock, a (ii) combination of outstanding Common Stock or (iii) a reclassification, reorganization or consolidation of the outstanding Common Stock or in certain instances, the merger or consolidation of the Company with or into another person or a sale of all or substantially all of the assets of the Corporation. The Gulfstream transaction caused the initial conversion rate of the Debenture to be adjusted to $1.711, thereby increasing the number of shares of the Company's Common Stock into which the Debenture may be converted to 584,454. Likewise the initial exercise price of the IBJS Warrant was decreased to $1.948, thereby increasing the number of shares of the

____________________

     /3/The market price of the Company's Common Stock on the close of business of October 27, 1994 was $1.22 per share.

     /4/The market price of the Company's Common Stock at the close of business on May 26, 1995 was $1.31 per share.

Company's Common Stock issuable upon exercise of the IBJS Warrant to 205,339. No adjustment to the exercise price of the Gulfstream Warrants has occurred.

     During the summer of 1995, the Company offered and sold 70 "Units" to accredited investors in a private placement, each Unit consisting of 18,500 shares of Common Stock and 4,625 warrants to purchase Common Stock at an exercise price equal to $3.50 per share, and having a term of five years. All Units were sold to accredited investors for an aggregate purchase price equal to $1,424,500. The consummation of this transaction caused the then effective conversion rate of the Debenture to be decreased to $1.651, thereby increasing the number of shares of Common Stock into which the Debenture may be converted to 605,693 shares. The exercise price of the IBJS Warrant was also decreased to $1.865, thereby increasing the number of shares of the Company's Common Stock issuable upon exercise of the IBJS Warrant to 214,500 shares of Common Stock.

     On August 10, 1995, the Company consummated a transaction with existing securities holders of the Company, whereby such persons exercised all or a portion of their then outstanding warrants to purchase Common Stock at a discounted exercise price equal to $1.00. The then current exercise price of the Warrants was $3.00 per share. In addition, the Company issued to each such security holder new Warrants to purchase Common Stock equal to the number of Warrants that were then exercised by such security holder. Two of the security holders in this transaction were Messrs. Zwiren and Carvalho, both current directors of the Company. Mr. Zwiren exercised 33,333 Warrants (and received 33,333 new Warrants) and Mr. Carvalho exercised 20,000 Warrants (and received 20,000 new Warrants).

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and executive officers of the Company and holders of more than 10% of the Company's Common Stock to file reports regarding beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that during the fiscal year ended January 31, 1996, its directors, executive officers and beneficial owners of ten percent of any class of equity securities of the registrant complied with all applicable Section 16(a) filing requirements.

                             _____________________


                ITEM NO. 2 - RESTATED ARTICLES OF INCORPORATION

GENERAL

     On September 27, 1996, the Board of Directors of the Company unanimously approved a resolution authorizing the Company to amend and restate its Articles of Incorporation and recommending that the Company present the following resolution to its stockholders for approval:

               RESOLVED, that the form, terms and provisions of the Company's Restated Articles of Incorporation (the "Restated Articles") be, and they hereby are, authorized, adopted and approved in all respects, and that the appropriate officers of the Company be, and they hereby are, authorized, empowered and directed to execute and file with the Nevada Secretary of State the Restated Articles, in substantially the form presented to the stockholders of the Company at its annual meeting of stockholders.

A copy of the Restated Articles are attached hereto as Exhibit A. Other than the amendments to the Restated Articles discussed in this Item No. 2 and certain immaterial technical changes which have no substantive effect on the rights of shareholders (such as the deletion of the names of the Company's Incorporators and initial Board of Directors being deleted from Restated Articles as permitted under Nevada Law), no other changes are proposed to be made to the Company's Articles of Incorporation as currently in effect.

     The amendments contained in the Restated Articles would empower the Board of Directors, without the necessity of further action or authorization of the Company's stockholders (unless required by Chapter 78 of the Nevada Revised Statutes or the rules and regulations of any securities exchange or quotation system on which the Company's securities are then traded or listed for quotation, respectively), (i) to authorize the issuance of Preferred Stock from time to time in one or more series, and to fix by resolution the designations, preferences, limitations, restrictions and relative rights of each such series of Preferred Stock, and (ii) to confer upon the holders of any bonds, notes, debentures or other obligations (collectively, being sometimes referred to herein as "Debtholders") of the Company issued or to be issued, any of the rights of a stockholder under Chapter 78 of the Nevada Revised Statutes, by resolution of the Board of Directors of the Company, including the power to vote in respect of corporate affairs and the management of the Company, as the Board of Directors determines to be advisable and in the best interests of the Company. Other than these two amendments, the Company's Articles of Incorporation, as in effect on the date hereof, would remain unmodified. If adopted by the Company's stockholders, the proposed new Article FOURTH of the Restated Articles, and the proposed revised text of Article SIXTH, the full text of which are as follows, would give effect to clauses (i) and (ii) above, respectively.

          FOURTH.  Section 1.  The Corporation is authorized to issue two
     (2) classes of capital stock, to be designated, respectively, Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of capital stock which the Corporation shall have the authority to issue is twenty-five million nine hundred thousand (25,900,000). The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is one million (1,000,000). The total number of shares of Common Stock which the Corporation shall have the authority to issue is twenty four million nine hundred thousand (24,900,000). The Preferred Stock shall have a par value of $0.001 per share and the Common Stock shall have a par value of $0.001 per share.

               Section 2. The Preferred Stock shall be divided into one or more series as may be issued from time to time. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law, to provide for the issuance of all or any of the Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               (a) The number of shares constituting that series and the distinctive designation thereof;

               (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

               (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

               (h) Any other relative rights, preferences and limitations of that series.

                                   * * * * *

          SIXTH. Section 1. The capital stock after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the Corporation. No stockholder of the Corporation shall have any preemptive or other right, by reason of his or her status as a stockholder, to acquire any unissued shares, treasury shares, or securities convertible into shares of the capital stock of the Corporation. This denial of preemptive rights shall, and is intended to, negate any rights which would otherwise be given to stockholders pursuant to NRS (S)78.265 or successor statute.

               Section 2. Pursuant to NRS (S)78.197, the Board of Directors of the Corporation may, by resolution duly adopted, grant to the holders of any bond, debenture or other debt obligation of the Corporation any of the rights of a stockholder, including without limitation the right to vote, the right to receive dividends, or the right to receive notice of corporate proceedings when and as declared by the Board of Directors in the resolution or resolutions approving the issuance of bonds, debentures or other debt obligations of the Corporation and may adopt such additional resolutions from time to time, as the Board of Directors may in good faith determine for purposes of amending, modifying or altering such rights.

     The Board of Directors of the Company recommends the adoption of the Restated Articles which, if approved, would provide the Company with the increased financial flexibility afforded by the authorization of serial Preferred Stock and the ability to provide Debtholders with any or all of the rights of a stockholder. This latter provision is also being recommended in connection with the Company's covenant to the holder of the Debentures contained in a certain Stockholders' Agreement, among the Company, IBJS Capital Corporation and Messrs. Castelli, Kane and Linley, which requires the Company to use its best efforts to cause the provisions set forth in Section 2 of Article Sixth of the Restated Articles to be filed with the Secretary of the State of Nevada. This covenant is discussed more fully below in the section entitled "Debtholder Rights."


SERIAL PREFERRED STOCK

     The proposed provisions of the Restated Articles relating to the authorization of serial Preferred Stock would, if adopted, authorize and empower the Board of Directors to establish one or more series of Preferred Stock from time to time without the further authorization of stockholders. The terms of any such series of Preferred Stock might include provisions relating to any of the following: (i) the distinctive designation and number of shares constituting each such series; (ii) the dividend rates, if any, on the shares of that series and whether dividends would be payable in cash, property, rights or securities or any combination thereof; (iii) whether dividends would be non-cumulative, cumulative to the extent earned or declared, partially cumulative or fully cumulative, and if cumulative, the date from which such dividends within such series would accumulate; (iv) whether, and upon what terms and conditions, the shares of that series would be convertible into or exchangeable for other securities or cash or other property or rights (or any combination thereof); (v) whether, and upon what terms and conditions, the shares of that series would be redeemable; (vi) the rights and preferences, if any, to which the shares of that series would be entitled in the event of the liquidation or dissolution of the Company; (vii) whether a sinking fund would be provided with respect to the redemption of the series and, if so, the terms and amounts payable into such sinking fund; and (viii) whether the holders of such securities would have voting rights and the extent of any such voting rights.

     The issuance of Preferred Stock by the Board of Directors upon adoption of the Restated Articles could adversely affect the rights of holders of Common Stock. It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of the Company's Common Stock until such time as the Board of Directors determines the respective relative designations, rights and preferences of one or more series of any such Preferred Stock. Such effects, however, might include: (i) a reduction in the amount of funds otherwise available for the payment of dividends on the Common Stock (to the extent that dividends are payable on any issued shares of Preferred Stock), and restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears; (ii) dilution of the voting power of the Common Stock to the extent that one or more series of Preferred Stock is granted voting rights; and
(iii) the holders of the Common Stock not being entitled to share in the Company's assets upon liquidation or dissolution until the satisfaction of any liquidation preference granted to the holders of one or more series of Preferred Stock.

     If the Restated Articles are adopted, the authority to issue Preferred Stock proposed to be vested in the Board of Directors could potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy, consent solicitation or otherwise making such attempts more difficult and/or more costly to achieve. Article FOURTH of the proposed Restated Articles would empower the Company's Board of Directors to issue conversion rights which could adversely affect the voting power of holders of Common Stock. However, there are no agreements or understandings for the issuance of any such Preferred Stock, and the Board of Directors has no present plans or intention to issue any Preferred Stock if the Restated Articles are adopted. There are no other provisions of the Company Articles of Incorporation or By-laws (as each is currently in effect) which have or could potentially discourage attempts by others to obtain control of the Company through merger, tender offer, proxy, consent solicitation or other means. Moreover, the adoption of the provisions of the proposed Restated Articles is not part of a plan by management to adopt a series of such amendments. The Company's management is not aware of any efforts by, or current desire of, any party or group to acquire control of the Company.

     The Board believes that the adoption of the provisions of the proposed Restated Articles relating to the authorization of serial Preferred Stock are in the best interests of the Company. These provisions would increase the Company's financial flexibility in obtaining additional sources of capital. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than presently exists. If the Restated Articles become effective, Preferred Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purpose could include, without limitation, issuance in sales for cash as a means of obtaining capital for use in the Company's business and operations, issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties, and issuance under employee benefit plans.


DEBTHOLDER RIGHTS

     The Company and its Board of Directors believe that the adoption of the provision of the Restated Articles empowering the Board to confer upon Debtholders any or all of the rights of stockholders is advisable and in the best interests of the Company and its stockholders. In connection with the IBJS Agreement and the transactions relating thereto, the Company, IBJS and three members of management (Messrs. Castelli, Kane and Linley) entered into a Stockholders' Agreement, dated October 27, 1994, whereby, among other things, the Company agreed to use its best efforts to cause the provisions set forth in
Section 2. of Article Sixth of the Restated Articles to be filed with the Secretary of the State of Nevada. In addition, Messrs. Castelli, Kane and Linley have agreed to vote their respective shares of Common Stock in favor of such amendment. The Company's Board of Directors concluded that agreeing to this provision was necessary in order to cause IBJS to consummate its $1,000,000 investment in the Company described above in the section of this Proxy Statement entitled "Certain Relationships and Related Transactions -- Certain Transactions".

     At the Annual Meeting of the Company's Board of Directors (to be held immediately following the Company's Annual Meeting of Stockholders), the Board intends to adopt resolutions which would, effective immediately upon the filing of the Restated Articles with the Nevada Secretary of State, grant to IBJS the right to elect (i) at least one person to the Board of Directors at all times during which the Debenture remains outstanding, (ii) two directors at all times during which the Company elects to defer the payment of eight or more quarterly interest payments under the Debenture, and (iii) three directors at all times during which the Company defers the payment of twelve quarterly interest payments under the Debenture. The resolution intended to be adopted by the Company's Board of Directors at its annual meeting is as follows:

     RESOLVED, that pursuant to Section 2 of Article 6 of the Company's Restated Articles, the holders ("Holders") of the Company's 10% Senior Secured Convertible Debentures, dated October 27, 1994 ("Debenture"), shall collectively and voting separately as one (1) class, on an as-converted basis, have the exclusive and special right to: (i) elect one (1) director at all times prior to the satisfaction in full of the Debentures; (ii) elect one (1) additional director (two (2) directors in total) at all times during a Penalty Deferral Period (as such term is defined in the Debenture) and (iii) elect an additional director (three (3) directors in total) at all times during a Default Penalty Period (as such term is defined in the Debenture); provided, however, that notwithstanding any provision to the contrary (but subject in all respects to the paragraph next following), upon the occurrence of a Penalty Deferral Period, the number of directors constituting the Board of Directors shall be automatically increased by one (1). Upon the occurrence of a Default Penalty Period, the number of directors constituting the Board of Directors shall be automatically increased by an additional one (1). Notwithstanding any provision to the contrary, if at any time after the occurrence of a Penalty Deferral Period or a Default Penalty Period, the events or conditions having given rise to such Penalty Deferral Period or Default Penalty Period, as the case may be, shall have been cured, then the Holders shall be divested of the special voting rights relating to such Penalty Deferral Period or Default Penalty Period, as the case may be, upon the later to occur of the condition causing the same or the first anniversary of the commencement of the same. Upon the termination of any special voting rights as hereinabove provided, the number and membership of the Board of Directors shall automatically and without any director or shareholder action revert to the number in effect immediately prior to the increase in the size of the Board of Directors pursuant to the foregoing paragraph and the election of directors by the Holders to fill the vacancies created by such increase in size.

     The immediate effect of the granting of these voting rights to the holder of the Debenture would be to limit the current rights of the holders of the Company's Common Stock to elect all of the Company's directors. The percentage of the total outstanding voting stock represented by the Debentures assuming their conversion into Common Stock on the date of this Proxy Statement is approximately 5.6%.

     In order for the Company to satisfy its obligations to IBJS, the Company is only obligated to use its best efforts to provide IBJS with the specific voting rights to elect directors upon the occurrence of certain events as more fully contained in the resolution of the Board of Directors of the Company set forth immediately above. Such obligations do not require the Company to grant to its Board of Directors the power to grant any other holders of the Company's indebtedness any or all of the rights of stockholders or to grant the Holders any rights other than those specifically enumerated in the resolution set forth above. However, the Board believes that the ability to grant Debtholders with any or all of the rights of stockholders, like the ability to issue serial Preferred Stock, would increase the Company's financial flexibility in obtaining additional sources of capital. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than currently exists. Debt instruments, including debentures, bonds and other obligations of the Company would, upon the adoption of the Restated Articles, enable the Board of Directors, by resolution duly adopted, to confer upon the holders of the Company's debt instruments all of the rights of a stockholder of the Company, as determined by the Board of Directors from time to time without further stockholder approval for any proper corporate purpose. Such purpose could include, without limitation, issuance in sales for cash as a means of obtaining capital for use in the Company's business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties. The Company has no present intention of pursuing any of these avenues. Moreover, other than the voting powers being granted to the holder of the Debenture, the Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the granting to any Debtholder of any of the rights of stockholders of the Company. As such, the Board of Directors believes that the adoption of the provisions of the Restated Articles empowering the Board of Directors to confer upon the Debtholders any of the rights of stockholders is in the best interests of the Company.

     If adopted, the provisions of the Restated Articles which would empower the Board by resolution to confer upon Debtholders any or all of the rights of stockholders could adversely affect the rights of the holders of the Common Stock and the holders of any other equity securities of the Company which it may issue in the future. Other than the effects of the voting rights which would be conferred upon the holders of the Debenture, if the proposed Restated Articles are adopted, it is not possible to state the precise future effects of this provision upon the rights of the holders of the Company's Common Stock, or upon any holders of the Company's Preferred Stock which may be issued in the future, until the Board confers any other such rights upon the Debtholders. If the proposed Restated Articles are adopted, the immediate effect of the voting rights conferred upon the holder of the Debenture would be the dilution of the voting power of the Common Stock holders caused by the Debenture holder's ability to elect one member of the Board of Directors at all times and possibly two additional directors upon the occurrence of the interest payment deferrals discussed above. The future effects on the holders of the Company's Common Stock in the event the Board of Directors confers rights of stockholders to any other holders of the Company's debt instruments could include any and all of the potential effects referred to above with respect to the issuance of the Board's designation of serial Preferred Stock. The Company is not currently in default of any of its obligations to the Holder under the Debenture.

     If the proposed Restated Articles are approved by the stockholders at the Annual Meeting, the Restated Articles would promptly be filed with the Secretary of the State of Nevada, and would become effective immediately upon the filing thereof. It is expected that such filing would take place immediately following the annual meeting of stockholders.

     Given that Messrs. Castelli, Kane and Linley in the aggregate beneficially own approximately 25% of the Company's Common Stock, and that such individuals are required to vote in favor of the Restated Articles by the terms of the aforesaid Stockholders' Agreement, the Company expects that the proposed Restated Articles will be adopted.

     For the foregoing reasons, the Board of Directors recommends a vote FOR approval of the Restated Articles.

                             _______________

              ITEM 3 - ADOPTION OF 1996 STOCK OPTION AND
                       PERFORMANCE INCENTIVE PLAN


GENERAL

     On September 20, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the Linkon Corporation 1996 Stock Option and Performance Incentive Plan (the "Option Plan"). As noted below, the approval of the Option Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. If the Option Plan is not approved at the Annual Meeting, it will terminate. For the foregoing reasons, the Board of Directors recommends a vote FOR approval of the Option Plan.

     The following is a summary of the terms of the Option Plan, which is nevertheless qualified in its entirety by reference to the complete text of the Option Plan attached to this Proxy Statement as Exhibit B.

PURPOSE OF PLAN

     The purpose of the Option Plan is to attract and retain the best available employees for the Company and its subsidiaries and to encourage the highest level of performance by such directors, executive officers, other key employees and consultants of the Company and its subsidiaries (for purposes of this Item 3, such persons are hereinafter sometimes collectively referred to as "employees"), thereby enhancing the value of the Company for the benefit of its stockholders. The Option Plan is also intended to motivate employees to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holding of the Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

NUMBER OF AUTHORIZED SHARES

     The Option Plan provides for awards of up to 1,000,000 shares of Common Stock to employees of the Company and its subsidiaries during the term of the Option Plan. These shares were reserved by the Company's Board of Directors from the Company's authorized but unissued shares of Common Stock.
Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Committee. Awards are subject to adjustment in certain circumstances as hereinafter described.

ADMINISTRATION OF THE OPTION PLAN

     The Board of Directors of the Company will designate a committee of two or more of its members to administer the Option Plan (the "Committee"). The Committee must be composed of non-employee directors. The Committee has the full power in its discretion to grant awards under the Option Plan, to determine the terms thereof, to interpret the provisions of the Option Plan and to take such action as it deems necessary or advisable for the administration of the Option Plan.

ELIGIBILITY AND PARTICIPATION

     Directors, executive officers, other key employees and consultants the Company and its subsidiaries (if any), may participate in the Option Plan. Approximately 20 employees of the Company and its subsidiaries are eligible to participate in the Option Plan. Unless otherwise indicated, references herein to employees include all of the foregoing eligible participants. Participation in the Option Plan is at the discretion of the Committee and shall be based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

TYPE OF AWARDS UNDER THE OPTION PLAN

     If approved by the stockholders, the Option Plan provides that the Committee may grant awards to eligible employees in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"), (ii) nonstatutory stock options ("NSOs"); (iii) stock appreciation rights ("SARs");
(iv) shares of Common Stock of the Company subject to certain restrictions ("Restricted Shares"); (v) units representing shares of Common Stock ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), which may consist of cash and/or Unrestricted Shares.

GRANT OF OPTIONS AND SARS

     The Committee may award ISOs and/or NSOs to eligible employees (collectively, "Options"). SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs").


EXERCISE PRICE

     The exercise price of each NSO is determined by the Committee at the time of grant, while the exercise price of each ISO shall be not less than the fair market value of the Common Stock on the date of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Committee will specify the base price of the shares of Common Stock to be used for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. The base price of Nontandem SARs will not be less than 100% of the fair market value of the Common Stock on the date of such grant.

VESTING

     The Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

     No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price for the shares subject to such ISO is at least 110% of the fair market value on the date of grant and such ISO award is not exercisable more than five (5) years after its date of grant. In addition, the total fair market value of shares subject to ISOs which are exercisable for the first time by an eligible employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant. ISOs may not be granted more than ten (10) years after the date of adoption of the Option Plan by the Board of Directors.

EXERCISE OF OPTIONS AND SARS

     An option may be exercised by written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. The Committee may, at its discretion, accept shares of Common Stock as payment (valued at the fair market value on the date of exercise).

     Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be cancelled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

SURRENDER OR EXCHANGE OF SARS

     Upon surrender of a Tandem SAR and the related unexercised Option, the employee will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (i) the fair market value of the shares subject to the unexercised Option at the time of exercise, less (i) the aggregate exercise price specified in the Option. Upon surrender of a Nontandem SAR, the employee will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (i) the fair market value of the shares covered by the Nontandem SAR at the time of exercise, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, shall cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional share resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS

     Options and SARs are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS

     Options will expire at such time as the Committee determines; provided, 2however, that an ISO may not be exercised more than ten (10) years from the date of grant, unless held by a 10% Stockholder, in which case such ISO may not be exercised more than five (5) years from the date of its grant.

EFFECT OF TERMINATION OF EMPLOYMENT AND SIMILAR EVENTS ON OPTIONS AND SARS

     Options and SARs generally may be exercised during the three month period following a recipient's termination of employment to the extent exercisable on the date of termination. However, the period during which Options and SARs may be exercised may be extended, and the extent to which they are exercisable may be increased, if such termination is due to the death or disability of the recipient or to certain other circumstances. Conversely, the Committee may cause any Options or SARs to be immediately forfeited in the event that the recipient is terminated for a breach of fiduciary duty to the Company, a serious violation of Company policy or certain other cases.

RESTRICTED SHARES

     Restricted Shares granted under the Option Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on the employee's right to dispose of or encumber Restricted Shares.

     Holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, unless and until the restrictions on such shares lapse.

     Upon termination of the employee's employment, Restricted Shares granted to such employee shall be forfeited; provided, however, that in the event of such employee's death or total disability, the Committee shall have the discretion to determine otherwise.


PERFORMANCE SHARES AND PERFORMANCE UNITS

     The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

     Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

     No voting or dividend rights attach to the Performance Shares prior to vesting; however, the Committee may credit an employee's Performance Share account with additional shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

UNRESTRICTED SHARES

     Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares. The recipient of a grant of Unrestricted Shares will have and may exercise all of the rights of an owner of Common Stock with respect to such shares.

TAX OFFSET PAYMENTS

     If and to the extent that Tax Offset Payments are made in Unrestricted Shares, rather than in cash, no payment shall be required by the recipient of such grant and such recipient will have and may exercise all of the rights of an owner of Common Stock with respect to such shares.

LAPSED AWARDS AND ADJUSTMENTS

     Shares of Common Stock attributable to (i) unexercised Options which expire or are terminated, surrendered or cancelled (other than in connection with the exercise of an SAR), (ii) Restricted Shares which are forfeited to the Company,
(iii) Performance Shares and Performance Units which are not earned and paid and
(iv) awards settled in cash in lieu of shares of Common Stock may become available for subsequent award under the Option Plan at the Committee's discretion.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     The number and class of shares available under the Option Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.


AMENDMENT AND TERMINATION

     The Board of Directors may suspend, amend, modify or terminate the Option Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would (i) materially increase the aggregate number of shares issuable under the Option Plan, (ii) materially increase the benefits accruing to employees under the Option Plan, or (iii) materially modify the requirements for eligibility to participate in the Option Plan.

     Awards granted prior to a termination of the Option Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Option Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

GRANTS BY THE COMPANY'S BOARD OF DIRECTORS

     On May 1, 1996 the Company granted a total of 697,400 incentive stock options to purchase Common Stock to four directors, six executive officers (of which three are directors), and 13 employees. All of these Options are exercisable at an exercise price equal to $0.75 per share, the market price of the Company's Common Stock on April 30, 1996, the business day immediately preceding the date on which these Options were granted. All of these options are subject to the approval of the Option Plan at the Annual Meeting. If Stockholders fail to approve the Option Plan, these options to purchase

Common Stock will be converted into non-statutory stock options. The Company's Board of Directors has made no determinations as to the distribution of the remaining 443,000 options which would be available upon stockholder approval of the Option Plan.

     The following table sets forth the number of options which, subject to stockholder approval, will have been granted under the Option Plan to (i) the "Named Executive Officers" individually, (ii) all current executive officers, as a group, (iii) all directors who are not executive officers, as a group, and
(iv) employees who are not executive officers, as a group.

                            NEW PLAN BENEFITS
                Linkon Corporation 1996 Stock Option and
                       Performance Incentive Plan

NAME AND POSITION            DOLLAR VALUE (1)                 NUMBER OF UNITS
-----------------            ----------------                 ---------------
Lee W. Hill, President,              $225,000                          150,000
CEO (2)

Charles Castelli,                    $243,000                          162,000
Chairman, CTO (2)

Mark O'Brien                         $120,000                           80,000
V.P. - Int'l. Operations

All current executive                $785,250                          523,500
officers as a group

Non-executive Officer                $187,500                          125,000
Directors as a group

Non-executive Officer                $ 73,350                           48,900
employees as a group

__________________
(1) The "Dollar Value" column represents the aggregate dollar value of the product of (i) the number of options set forth in the "Number of Units" column, multiplied by (ii) the difference between (A) $2.25 per share of Common Stock, representing the market price of the Company's Common Stock at the close of business on December 31, 1996, and (B) $0.75 per share of Common Stock, representing the market price of the Company's Common Stock at the close of business on April 30, 1996, the business day immediately preceding the date on which all of the aforesaid options were granted.

(2) The options to purchase Common Stock set forth in this table were granted to Messrs. Hill, Castelli and O'Brien on May 1, 1996 in connection with grants by the Company to certain of its employees, directors, officers and consultants of options to purchase an additional 305,400 shares of Common Stock. The market price of the Company's Common Stock at the close of business on April 30, 1996, the business day immediately preceding the date on which the options covered by this table were granted, was $0.75 per share.

                             ______________

FEDERAL INCOME TAX CONSEQUENCES

     Stock Options

     There will be no Federal income tax consequences to the employee or the Company upon the grant of either an ISO or an NSO under the Option Plan. Upon exercise of an NSO, an employee will generally recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (ii) the exercise price of the NSO. The Company will be entitled to a tax deduction in the same amount.

     Upon the exercise of an ISO, an employee recognizes no immediate taxable income. Income recognition is deferred until the employee sells the shares of Common Stock. If the Option is exercised no later than three (3) months after the termination of the employee's employment, and the employee does not dispose of the shares acquired pursuant to the exercise of the Option within two (2) years from the date the Option was granted and within one (1) year after the exercise of the Option, the gain on the sale will be treated as long term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an employee's death or disability while employed by the Company. Upon exercise of the ISO, the excess of the fair market value of the Common Stock at exercise over the exercise price will be considered as part of alternative minimum taxable income. Such excess will be added to basis for purposes of determining alternative minimum taxable income in the year the Common Stock is sold. The Company is not entitled to any tax deduction, except that if the Common Stock is not held for the full term of the holding period outlined above, a portion of the gain on the sale of such Common Stock being the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price, will be taxed to the employee as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the amount realized on disposition over the fair market value of the Common Stock on the date of exercise will be taxed to the employee as capital gain.

     Stock Appreciation Rights

     There will be no Federal income tax consequences to either the employee or the Company upon the grant of an SAR. However, the employee generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Restricted Shares

     Unless the election referred to below is made, there will be no Federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the employee will recognize taxable income equal to the then fair market value of the Common Stock and the Company will be entitled to a corresponding deduction. However, the employee may elect, within thirty (30) days after the date of the grant, to recognize ordinary income equal to the fair market value of the Restricted Shares as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

     Performance Shares and Units

     There will be no Federal income tax consequences to the employee or the Company upon the grant of Performance Shares or Performance Units. Employees will recognize taxable income at the time when payment for the Performance Shares and Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Unrestricted Shares

     Employees will recognize taxable income at the time Unrestricted Shares are received. The Company will be entitled to a deduction equal to the amount includable in the employee's income.

     Tax Withholding and Tax Offset Payments

     The Committee may require payment, or withhold payments made by the Option Plan, in order to satisfy applicable withholding tax requirements. The Committee may make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Option Plan. The number of shares with respect to which Tax Offset Payments may be awarded will not exceed the number of shares available for issuance under the Option Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Committee) by all or a portion of the taxable income recognized by an employee upon (i) the exercise of an NSO or SAR, (ii) the disposition of shares received upon exercise of an ISO, (iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares or (v) payments for Performance Shares or Performance Units. Employees will recognize taxable income at the time that Tax Offset Payments are received, whether such Tax Offset Payments are made in cash, Unrestricted Shares or a combination thereof. The Company will be entitled to a deduction equal to the amount includable in the employee's income.



                          SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at 140 Sherman Avenue, Fairfield, Connecticut 06430 on or before March 31, 1997 for meeting in October of 1997 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.


                              OTHER MATTERS

     As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their best judgment on such matters.

                         INDEPENDENT ACCOUNTANTS

     The Company's (i) audited consolidated balance sheet as at January 31, 1996 and 1995, and Consolidated Statements of Operations, Statements of Cash Flows and Statements of Stockholders' Equity for the periods ended January 31, 1996, 1995 and 1994, and (ii) unaudited consolidated balance sheet as of October 31, 1996 and 1995, unaudited consolidated statement of operations for the comparative six-month periods ended October 31, 1996 and 1995, and unaudited statement of cash flows for the comparative six-month periods ended October 31, 1996 and 1995, are included as part of the Annual Report which accompanies this Proxy Statement. These audited financial statements were prepared by Feldman Radin & Co., P.C. independent public accounts, which firm was selected by the Company's Board of Directors. This firm has served as the Company's independent auditors since 1993. A representative of Feldman Radin & Co.,
P.C. will be present at the Annual Meeting to respond to appropriate questions of stockholders and to make a statement if he or she so desires.


                              By Order of the Board of Directors,


                              Patrick J. Kane, Secretary

                              February 24, 1997

                                                                      APPENDIX A
                              PRELIMINARY COPIES



                              LINKON CORPORATION

                           PROXY FOR ANNUAL MEETING

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, revoking all previous proxies, hereby appoints Lee W. Hill and Thomas V. Cerabona, or either of them (the "Proxies"), as attorneys and proxies, each with full power of substitution and all of the powers which the undersigned would possess, if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Linkon Corporation (the "Company") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 25, 1997, and at any adjournment thereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SUCH SHARES FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED UNDER PROPOSAL 1, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 2 AND FOR THE ADOPTION OF THE 1996 LINKON CORPORATION STOCK OPTION AND PERFORMANCE INCENTIVE PLAN DESCRIBED IN PROPOSAL 3, AND SUCH PROXIES WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


          (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1.  ELECTION OF DIRECTORS

     NOMINEES: Joao Manuel Da M. V. Carvalho, Charles Castelli, Lee W. Hill, Patrick J. Kane, Daniel Zwiren

     [_]  FOR all nominees    [_]  WITHHELD from all nominees

     FOR, except vote withheld from the following nominee(s):  [_]______________

2. Proposal to amend the Company's Articles of Incorporation to authorize 1,000,000 shares of serial preferred stock and empower the Company's Board of Directors to confer upon holders of the Company's debt instruments stockholders right under Nevada law.

                    [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

3. Proposal to adopt the 1996 Linkon Corporation Stock Option and Performance Incentive Plan.

                    [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                   ____________________________
                                   Signature of Stockholder


                                   ____________________________
                                   Signature if held jointly


                                   Date: _______________, 1997



                            Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.

                                                                    EXHIBIT A TO
                                                            1996 PROXY STATEMENT
                                                            --------------------


                               RESTATED ARTICLES

                               OF INCORPORATION

                                      OF

                              LINKON CORPORATION


     FIRST.  The name of the corporation is LINKON CORPORATION.

     SECOND. Its principal office in the State of Nevada is located at c/o Lionel Sayer & Collins, 1700 Bank of America Plaza, 300 South Fourth Street, Las Vegas, Nevada 89101. The name of its registered agent is Lionel, Sawyer & Collins.

     THIRD. The nature of the business, or objects or purposes proposed to be transacted, promoted or carried on are:

     To engage in any lawful activity and to manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

     To hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises and to take the same by devise or bequest.

     To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligation or liabilities of any person, firm, association or corporation.

     To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

     To guarantee, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of or any bond, securities or evidence of the indebtedness created by any other corporation or corporations of this state, or any other state or government, and while owner of such stock, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

     To borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful objects.

     To purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus, surplus, or other property or funds; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital; and provided further, that shares of its own capital stock belonging to it shall not be voted upon, directly or indirectly, not counted as outstanding, for the purpose of computing any stockholders' quorum or vote.

     To conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in this state, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and in any foreign countries.

     To do all and everything necessary and proper for the accomplishment of the objects hereinbefore enumerated or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects hereinbefore set forth.

     The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in these articles of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.

     FOURTH. Section 1. This corporation is authorized to issue two (2) classes of capital stock, to be designated, respectively, Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of capital stock which this corporation shall have the authority to issue is twenty-five million nine hundred thousand (25,900,000). The total number of shares of Preferred Stock which this corporation shall have the authority to issue is one million (1,000,000). The total number of shares of Common Stock which this corporation shall have the authority to issue is twenty four million nine hundred thousand (24,900,000). The Preferred Stock shall have a par value of $0.001 per share and the Common Stock shall have a par value of $0.001 per share.

          Section 2. The Preferred Stock shall be divided into one or more series as may be issued from time to time. The Board of Directors of this corporation is authorized, subject to limitations prescribed by law, to provide for the issuance of all or any of the Preferred Stock in one or more series, and by filing a certificate pursuant to Nevada Revised Statutes ("NRS") Section 78.195, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The number of shares constituting that series and the distinctive designation thereof;

          (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of this corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (h) Any other relative rights, preferences and limitations of that series.

     FIFTH. The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the by-laws of this corporation.

     The names and post-office addresses of the board of directors as of the date of the filing of these Restated Articles, which shall be five (5) in number, are as follows:

          NAME                           ADDRESS
          ----                           -------

     Joao Manuel Da M.V. Carvalho   R. Sapateiros 219-E-degrees E
                                    1100 Lisbon, Portugal

     Charles Castelli               141 East Central Boulevard
                                    Palisades Park, New Jersey

     Lee W. Hill                    62 Arch Street
                                    Riverside, Connecticut

     Patrick J. Kane                60 Pearl Street, Apt. 509
                                    New York, New York

     Daniel Zwiren                  100 Warren Street, Apt. 1908
                                    Jersey City, New Jersey

     SIXTH. Section 1. The capital stock after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation. No stockholder of the corporation shall have any preemptive or other right, by reason of his status as a stockholder, to acquire any unissued shares, treasury shares, or securities convertible into shares of the capital stock of the corporation. This denial of preemptive rights shall, and is intended to, negate any rights which would otherwise be given to stockholders pursuant to NRS Section 78.265 or successor statute.

          Section 2. Pursuant to NRS Section 78.197, the Board of Directors of this corporation may, by resolution duly adopted, grant to the holders of a bond, debenture or other debt obligation of this corporation any of the rights of a stockholder, including without limitation the right to vote, the right to receive dividends, or the right to receive notice of corporate proceedings, when and as declared by the Board of Directors in the resolution approving the issuance of bonds, debentures or other obligations of this corporation.

     SEVENTH.  The corporation is to have perpetual existence.

     EIGHTH. In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

     Subject to the by-laws, if any, adopted by the stockholders, to make, alter or amend the by-laws of the corporation.

     To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

     By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

     When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the corporation.

     NINTH. Section 1. Pursuant to the provisions of NRS Section 78.751 the corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative except an action by or in the right of the corporation, by reason of the fact that he was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its
                                                 ---- ----------
equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect of any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          Section 2. The corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after extension of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determined upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court will deem proper.

          Section 3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

          Section 4. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5 herein, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)  By the stockholders;

          (b) By the board of directors by a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so ordered by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

          Section 5. The expenses of officers and director incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this Section 5 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

          Section 6. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Section:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate or articles of incorporation or any by-law, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to
     Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heir, executors and administrators of such a person.

     TENTH. Section 1. The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

          Section 2. The other financial arrangements made by the corporation pursuant to Section 1 may include the following:

          (a)  The creation of a trust fund.

          (b) The establishment of a program of self-insurance.

          (c) The securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation.

          (d) The establishment of a letter of credit, guaranty or surety.

     No financial arrangement made pursuant to this Section may provide protection for a person adjudged by a court of competent jurisdiction on, after exhaustion of all appeals therefore, to be liable for international misconduct, fraud or a knowing violations of law, except with respect to the advancement of expenses or indemnification ordered by the court.

          Section 3. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the corporation or any other person approved by the board of directors, even if all of the other person's stock or other securities is owned by the corporation.

          Section 4.  In the absence of fraud:

          (a) The decision of the board of directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and

          (b) The insurance or other financial arrangement;

               (1)  Is not void or voidable; and

               (2) Does not subject any director approving it to personal liability for his action, even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

     ELEVENTH. No director or officer of the corporation shall be personally liable to the corporation or its stockholders for damages for his act or omissions resulting in his breach of fiduciary duty as a director or officer, except if such acts or omissions involve (a) intentional misconduct, fraud or a knowing violation of the law, or (b) the payment of dividend in violation of NRS
Section 78.300.

     TWELFTH. Meetings of stockholders may be held outside the State of Nevada, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

     THIRTEENTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                                                    EXHIBIT B TO
                                                                 PROXY STATEMENT
                                                                 ---------------



                              LINKON CORPORATION
               1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                              LINKON CORPORATION
               1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1.....................................................- 1 -

ESTABLISHMENT AND PURPOSE.....................................- 1 -
     1.1     Establishment and Effective Date.................- 1 -
             --------------------------------
     1.2     Purpose..........................................- 1 -
             -------

ARTICLE 2.....................................................- 1 -

AWARDS........................................................- 1 -
     2.1     Form of Awards...................................- 1 -
             --------------
     2.2     Maximum Shares Available.........................- 2 -
             ------------------------
     2.3     Return of Prior Awards...........................- 2 -
             ----------------------

ARTICLE 3.....................................................- 2 -

ADMINISTRATION................................................- 2 -
     3.1     Committee........................................- 2 -
             ---------
     3.2     Powers of Committee..............................- 3 -
             -------------------
     3.3     Delegation.......................................- 3 -
             ----------
     3.4     Interpretations..................................- 3 -
             ---------------
     3.5     Liability; Indemnification.......................- 3 -
             --------------------------

ARTICLE 4.....................................................- 4 -

ELIGIBILITY...................................................- 4 -

ARTICLE 5.....................................................- 4 -

STOCK OPTIONS.................................................- 4 -
     5.1     Grant of Options.................................- 4 -
             ----------------

     5.2     Designation as Non-qualified Stock Option or
             --------------------------------------------

             Incentive Stock Option...........................- 4 -
             ----------------------

     5.3     Option Price.....................................- 4 -
             ------------
     5.4     Limitation on Amount of Incentive Stock Options..- 5 -
             -----------------------------------------------
     5.5     Limitation on Time of Grant......................- 5 -
             ---------------------------
     5.6     Exercise and Payment.............................- 5 -
             --------------------
     5.7     Term.............................................- 6 -
             ----
     5.8     Rights as a Stockholder..........................- 6 -
             -----------------------


     5.9     General Restrictions.............................-  6 -
             -----------------------------------------------
     5.10    Cancellation of Stock Appreciation Rights........-  6 -
             -----------------------------------------------

ARTICLE 6.....................................................-  7 -

STOCK APPRECIATION RIGHTS.....................................-  7 -
     6.1     Grants of Stock Appreciation Rights..............-  7 -
             -----------------------------------
     6.2     Limitations on Exercise                          -  7 -
             -----------------------
     6.3     Surrender or Exchange of Tandem Stock
             -------------------------------------
             Appreciation Rights..............................-  7 -
             -------------------
     6.4     Exercise of Nontandem Stock Appreciation Rights..-  7 -
             -----------------------------------------------
     6.5     Settlement of Stock Appreciation Rights..........-  8 -
             ---------------------------------------
     6.6     Cash Settlement..................................-  8 -
             ---------------

ARTICLE 7.....................................................-  8 -

NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS...-  8 -

ARTICLE 8.....................................................-  9 -

EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT,
     DISABILITY, RETIREMENT, DEATH OR SPECIAL EVENT...........-  9 -


ARTICLE 9.....................................................- 12 -

RESTRICTED SHARES.............................................- 12 -
     9.1     Grant of Restricted Shares.......................- 12 -
             --------------------------
     9.2     Restrictions.....................................- 12 -
             ------------
     9.3     Restricted Stock Certificates....................- 12 -
             -----------------------------
     9.4     Rights of Holders of Restricted Shares...........- 12 -
             --------------------------------------
     9.5     Forfeiture.......................................- 12 -
             ----------
     9.6     Delivery of Restricted Shares....................- 13 -
             -----------------------------

ARTICLE 10....................................................- 13 -

PERFORMANCE SHARES............................................- 13 -
     10.1    Award of Performance Shares......................- 13 -
             ---------------------------
     10.2    Performance Period...............................- 13 -
             ------------------
     10.3    Right to Payment of Performance Shares...........- 13 -
             --------------------------------------
     10.4    Payment for Performance Shares...................- 13 -
             ------------------------------
     10.5    Voting and Dividend Rights.......................- 14 -
             --------------------------

ARTICLE 11....................................................- 14 -

PERFORMANCE UNITS
     11.1    Award of Performance Units.......................- 14 -
             --------------------------
     11.2    Right to Payment of Performance Units............- 14 -
             -------------------------------------
     11.3    Payment for Performance Units....................- 15 -
             -----------------------------

ARTICLE 12....................................................- 15 -

UNRESTRICTED SHARES...........................................- 15 -
     12.1    Award of Unrestricted Shares.....................- 15 -
             ----------------------------
     12.2    Delivery of Unrestricted Shares..................- 15 -
             -------------------------------

ARTICLE 13....................................................- 16 -

TAX OFFSET PAYMENTS...........................................- 16 -

ARTICLE 14....................................................- 16 -

ADJUSTMENT UPON CHANGES IN CAPITALIZATION.....................- 16 -

ARTICLE 15....................................................- 16 -

AMENDMENT AND TERMINATION.....................................- 16 -

ARTICLE 16....................................................- 17 -

WRITTEN AGREEMENT.............................................- 17 -

ARTICLE 17....................................................- 17 -

MISCELLANEOUS PROVISIONS......................................- 17 -
     17.1  Tax Withholding....................................- 17 -
           ---------------
     17.2  Compliance With Section 16(b)......................- 17 -
           -----------------------------
     17.3  Successors.........................................- 18 -
           ----------
     17.4  General Creditor Status............................- 18 -
           -----------------------
     17.5  No Right to Employment.............................- 18 -
           ----------------------
     17.6  Notices............................................- 18 -
           -------
     17.7  Severability.......................................- 18 -
           ------------
     17.8  Governing Law......................................- 18 -
           -------------

                              LINKON CORPORATION

               1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN


                                  ARTICLE 1.

                           ESTABLISHMENT AND PURPOSE

          1.1  Establishment and Effective Date.  Linkon Corporation, a Nevada
               --------------------------------
corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Linkon Corporation 1996 Stock Option and Performance Incentive Plan" (the "Plan"). The Plan shall become effective as of December 1, 1996, subject to the approval of the Corporation's stockholders at the 1996 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Management Compensation and Stock Option Committee (the "Committee"), awards may be made as provided herein.

          1.2  Purpose.  The purpose of the Plan is to encourage and enable
               -------
selected employees, officers, directors and independent contractors (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $0.001 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such persons with a more direct stake in the future welfare of the Corporation and encourage them to exert their best efforts for the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with or provide services to the Corporation and its subsidiaries.


                                  ARTICLE 2.

                                    AWARDS

          2.1  Form of Awards.  Awards under the Plan may be granted in any one
               --------------
or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof

("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units"); (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 13 hereof.

          2.2  Maximum Shares Available.  The maximum aggregate number of shares
               ------------------------
of Common Stock available for award under the Plan is 1,000,000 subject to adjustment pursuant to Article 14 hereof. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

          2.3  Return of Prior Awards.  As a condition to any subsequent award,
               ----------------------
the Committee shall have the right, at its discretion, to require recipients of awards previously granted under the Plan to return to the Corporation any such awards. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                  ARTICLE 3.

                                ADMINISTRATION

          3.1  Committee.  Awards shall be determined, and the Plan shall be
               ---------
administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or Regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Corporation or any of its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Corporation; or (iii) receives remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director.

          3.2  Powers of Committee.  Subject to the express provisions of the
               -------------------
Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the persons to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

          3.3  Delegation.  The Committee may delegate to one or more of its
               ----------
members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

          3.4  Interpretations.  The Committee shall have sole discretionary
               ---------------
authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

          3.5  Liability; Indemnification.  No member of the Committee, nor any
               --------------------------
person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                  ARTICLE 4.

                                  ELIGIBILITY

          Awards may be made to all employees, officers, directors and independent contractors of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however,
                                                             --------  -------
that no person may receive awards of or relating to more than 100,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation. Awards may be made to an officer, director or independent contractor of the Corporation, whether or not such person is also an employee of the Corporation, provided that no award may be granted to a director who is a member of the Committee. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

          As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.


                                  ARTICLE 5.

                                 STOCK OPTIONS

          5.1  Grant of Options.  Options may be granted under the Plan for the
               ----------------
purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

          5.2  Designation as Non-qualified Stock Option or Incentive Stock
               ------------------------------------------------------------
Option.  In connection with any grant of Options, the Committee shall designate
------
in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

          5.3  Option Price.  The purchase price per share under each Incentive
               ------------
Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-qualified Stock Option shall be specified by the Committee. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($.001). Notwithstanding the foregoing, to the extent required by the Code, the purchase price per share under each Non-qualified Stock Option granted to an employee who is treated as a "covered employee" (as defined in Section 162(m)(3) of the Code) on the date such Non-Qualified Option is exercised shall not be less than 100% of the Market Price of the Common Stock on the date of grant. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

          The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

          The Option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

          5.4  Limitation on Amount of Incentive Stock Options.  In the case of
               -----------------------------------------------
Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

          5.5  Limitation on Time of Grant.  No grant of an Incentive Stock
               ---------------------------
Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

          5.6  Exercise and Payment.  Options may be exercised in whole or in
               --------------------
part. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or surrender of Options (or a portion of an Option) held by the optionee (provided that the then-Market Price of Common Stock exceeds the exercise price of such Options) or a combination of the foregoing, to the extent permitted in accordance with procedures to be established by the Committee. Any shares of Common Stock so delivered shall be valued at their Market Price on the date of exercise. Any Option (or portion of an

Option) so surrendered shall be valued at the product of (a) the difference between (i) the Market Price of one (1) share of Common Stock on the date of exercise and (ii) the exercise price under such Option, multiplied by (b) the number of shares of Common Stock covered by such Option (or the portion of such Option which is surrendered). Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

          5.7  Term.  The term of each Option granted hereunder shall be
               ----
determined by the Committee; provided, however, that, notwithstanding any other
                             --------  -------
provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

          5.8  Rights as a Stockholder.  A recipient of Options shall have no
               -----------------------
rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date on which a recipient shall have exercised his or her Option in accordance herewith. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          5.9  General Restrictions.  Each Option granted under the Plan shall
               --------------------
be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          The Board or the Committee may, in connection with the granting of any Option, require the person to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such person shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

          5.10 Cancellation of Stock Appreciation Rights.  Upon exercise of all
               -----------------------------------------
or a portion of an Option, the related Tandem Stock Appreciation Rights shall be cancelled with respect to an equal number of shares of Common Stock as are issuable upon exercise of such Option.

                                  ARTICLE 6.

                           STOCK APPRECIATION RIGHTS

          6.1  Grants of Stock Appreciation Rights.  Tandem Stock Appreciation
               -----------------------------------
Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

          6.2  Limitations on Exercise.  Tandem Stock Appreciation Rights shall
               -----------------------
be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

          6.3  Surrender or Exchange of Tandem Stock Appreciation Rights.
               ---------------------------------------------------------
Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

          6.4  Exercise of Nontandem Stock Appreciation Rights.  The exercise of
               -----------------------------------------------
Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

          6.5   Settlement of Stock Appreciation Rights.  As soon as is
                ---------------------------------------
reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

          6.6   Cash Settlement.  The Committee, in its discretion, may cause
                ---------------
the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.


                                  ARTICLE 7.

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

          No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights granted to an individual may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to
Section 8.4 hereof.

          Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however,
                                                            --------  -------
that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

                                  ARTICLE 8.

            EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT,

                DISABILITY, RETIREMENT, DEATH OR SPECIAL EVENT

          8.1   General Rule.  Except as expressly determined by the Committee
                ------------
in its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after three months following the recipient's termination of employment with or, in the case of a nonemployee recipient, cessation of providing services to the Corporation or a subsidiary, unless such termination or cessation occurs by reason of (i) a Relocation Event (as defined in Section 8.2), (ii) Retirement (as defined in Section 8.3), (iii) death, or (iv) a Special Event (as defined in Section 8.5), provided that, in the case of a Special Event, the Committee shall have modified such Option or Stock Appreciation Rights to remain exercisable as provided in Section 8.5.

          Options and Stock Appreciation Rights shall not be affected by any change of duties so long as the recipient continues to be employed by or provide services to either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an award recipient's termination of employment or other arrangement for the provision of services if the recipient was terminated for one (or more) of the following reasons: (i) the conviction of, or plea of guilty or nolo contendere
                                                               ---- ----------
to, the commission of a felony, (ii) the commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the recipient resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the recipient's fiduciary duties to the Corporation, or (v) a serious violation by the recipient of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the recipient's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

          8.2   Relocation Event.  Options and Stock Appreciation Rights granted
                ----------------
to a recipient shall remain outstanding after termination of such recipient's employment with or, in the case of a nonemployee recipient, cessation of providing services to the Corporation or a subsidiary, if such termination or cessation solely occurs by reason of a "Relocation Event," which shall be deemed to occur if (i) a husband and wife are both current employees, officers, directors or independent contractors of or to the Corporation, (ii) the Corporation transfers one spouse to a new location, (iii) the Corporation is unable to offer the other spouse a position that is substantially comparable to his or her current position, and (iv) as a result, the other spouse's employment with or other arrangement for the provision of services to the Corporation is terminated and the other spouse, as recipient, holds outstanding Options or Stock Appreciation Rights.

          In case of a Relocation Event, the Options or Stock Appreciation Rights held by a terminated recipient shall be exercisable for a period equal to the lesser of (i) the period such Options or Stock Appreciation Rights would be exercisable absent such termination, and (ii) the period such Options or Stock Appreciation Rights would be exercisable if granted to the spouse continuing as an employee, officer, director or independent contractor of the Corporation on the date originally granted to the terminated spouse.

          8.3   Disability or Retirement.  Except as expressly provided
                ------------------------
otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability or Retirement of an employee, officer or director who is the recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however,
                                                             --------  -------
that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

          "Disability" shall mean any termination of employment with or, in the case of a nonemployee officer or director, status as an officer or director of the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with or, in the case of a nonemployee officer or director, status as an officer or director of the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age and has at least 15 years of service with the Corporation or a subsidiary or
(ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

          8.4   Death.  Except as expressly provided otherwise in the written
                -----
agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the death of a recipient of Options or Stock Appreciation Rights while an employee, officer or director of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such recipient at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by such recipient for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees at any time within three (3) years from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate; provided, however, that any Incentive Stock
                                     --------  -------
Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

          In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment or, in the case of an a nonemployee officer or director, status as an officer or director due to Retirement, Disability or a Special Event (as defined in Section 8.5 hereof), if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient on the date of termination shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment.

          8.5   Special Event.  In the case of a Special Event, the Committee in
                -------------
its sole discretion may elect to modify all or any lesser number of any Options or Stock Appreciation Rights held by a recipient terminated as a result of a Special Event which are or are not exercisable on the date of termination, to provide that any of such Options or Stock Appreciation Rights may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the time or times at which any such Options or Stock Appreciation Rights may be exercised) as the Committee shall specify. The Committee shall have the sole discretion to determine the recipients to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify an Option or Stock Appreciation Rights, then only Options and Stock Appreciation Rights currently exercisable at the date of termination shall be exercisable as provided in the first sentence of Section
8.1 hereof.

          A "Special Event" shall mean (i) the sale or other disposition of a subsidiary or division of the Corporation; (ii) the closing or discontinuation of a specific operation of the Corporation or any subsidiary; (iii) the elimination of job categories; or (iv) a limited program of terminations in connection with a personnel reorganization or restructuring of the Corporation or any subsidiary of the Corporation scheduled to be completed on a date certain, provided, however, that only those recipients who meet the terms and conditions as established by the Board or the Committee in its discretion shall be eligible to receive accelerated vesting of Options and Stock Appreciation Rights.

          8.6   Leave of Absence.  In the case of an employee, officer or
                ----------------
director on an approved leave of absence, the Options and Stock Appreciation Rights of such person shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options or Stock Appreciation Rights of an employee, officer or director which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options or Stock Appreciation Rights due to a leave of absence.

                                  ARTICLE 9.

                               RESTRICTED SHARES

          9.1   Grant of Restricted Shares.  The Committee may from time to time
                --------------------------
cause the Corporation to grant Restricted Shares under the Plan to employees, officers, directors or independent contractors of the Corporation, subject to such restrictions, conditions and other terms as the Committee may determine.

          9.2   Restrictions.  At the time a grant of Restricted Shares is made,
                ------------
the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

          9.3   Restricted Stock Certificates.  The Corporation shall issue, in
                -----------------------------
the name of each person to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the recipient, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the recipient's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

          9.4   Rights of Holders of Restricted Shares.  Holders of Restricted
                --------------------------------------
Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by a recipient with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

          9.5   Forfeiture.  Any Restricted Shares granted pursuant to the Plan
                ----------
shall be forfeited if the recipient terminates employment with or, in the case of a nonemployee recipient, the cessation of providing services to the Corporation or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled upon forfeiture. If the recipient's employment or other arrangement for the provision of services terminates as a result of Disability, Retirement or death, or a Relocation Event or Special Event, all Restricted Shares of such recipient shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

          9.6   Delivery of Restricted Shares.  Upon the expiration or
                -----------------------------
termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the recipient or the recipient's beneficiary or estate, as the case may be.


                                  ARTICLE 10.

                              PERFORMANCE SHARES

          10.1  Award of Performance Shares.  For each Performance Period (as
                ---------------------------
defined in Section 10.2), Performance Shares may be granted under the Plan to such employees, officers, directors and independent contractors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to such a recipient shall be credited to an account (a "Performance Share Account") established and maintained for such recipient.

          10.2  Performance Period.  "Performance Period" shall mean such period
                ------------------
of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different recipients receiving Performance Shares. Performance Periods may run consecutively or concurrently.

          10.3  Right to Payment of Performance Shares.  With respect to each
                --------------------------------------
award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the recipient to vest in the Performance Shares which have been awarded to such recipient for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the recipient. The Committee may also determine, in its sole discretion, that Performance Shares awarded to a recipient shall become partially or fully vested upon the recipient's Disability, Retirement or death, or upon a Relocation Event or Special Event, or upon the termination of the recipient's employment or other arrangement for the provision of services to the Corporation prior to the end of the Performance Period.

          10.4  Payment for Performance Shares.  As soon as practicable
                ------------------------------
following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the recipient pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to
(i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

          10.5  Voting and Dividend Rights.  Except as provided in Article 14
                --------------------------
hereof, no recipient of Performance Shares shall be entitled to any voting rights, to receive any cash dividends, or to have such recipient's Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit a recipient's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to such recipient's account at the time the cash dividend was declared.


                                  ARTICLE 11.

                               PERFORMANCE UNITS

          11.1  Award of Performance Units.  For each Performance Period (as
                --------------------------
defined in Section 10.2), Performance Units may be granted under the Plan to such employees, officers, directors and independent contractors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the recipient pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to a recipient shall be credited to an account (a "Performance Unit Account") established and maintained for such recipient.

          11.2  Right to Payment of Performance Units.  With respect to each
                -------------------------------------
award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the recipient to vest in the Performance Units which have been awarded to such recipient for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to a recipient shall become partially or fully vested upon the recipient's termination of employment or other arrangement for the provision of services to the Corporation due to Disability, Retirement, death or otherwise, or upon a Relocation Event or Special Event.

          11.3  Payment for Performance Units.  As soon as practicable following
                -----------------------------
the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the recipient pursuant to Section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.


                                  ARTICLE 12.

                              UNRESTRICTED SHARES

          12.1  Award of Unrestricted Shares.  The Committee may cause the
                ----------------------------
Corporation to grant Unrestricted Shares to employees, officers, directors or independent contractors of the Corporation at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

          12.2  Delivery of Unrestricted Shares.  The Corporation shall issue,
                -------------------------------
in the name of each person to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the recipient, and shall deliver such certificates to the recipient as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 13.

                              TAX OFFSET PAYMENTS

          The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments, in cash or Unrestricted Shares, to assist recipients in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by a recipient upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon exercise of Incentive Stock Options, (iii) the lapse of restrictions on Restricted Shares,
(iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist recipients in paying income taxes incurred as a result of the events described in the preceding sentence.


                                  ARTICLE 14.

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

          Notwithstanding any other provision of the Plan, the Committee may:
(i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, provide for such adjustments to such Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, in each case, as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.


                                  ARTICLE 15.

                           AMENDMENT AND TERMINATION

          The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to persons eligible to receive awards under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 14 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the recipient to whom an award shall theretofore have been granted, adversely affect the rights of such recipient under such award.


                                  ARTICLE 16.

                               WRITTEN AGREEMENT

          Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                  ARTICLE 17.

                           MISCELLANEOUS PROVISIONS

          17.1  Tax Withholding.  The Corporation shall have the right to
                ---------------
require recipients or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a recipient in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit a recipient to satisfy his or her tax withholding obligation either by (i) surrendering shares of Common Stock owned by the recipient or (ii) having the Corporation withhold from shares of Common Stock otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

          17.2  Compliance With Section 16(b).  In the case of recipients of
                -----------------------------
awards under the Plan who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to recipients who are or may be subject to Section 16 of the Act.

          17.3  Successors.  The obligations of the Corporation under the Plan
                ----------
shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

          17.4  General Creditor Status.  Recipients of awards under the Plan
                -----------------------
shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any recipient of an award under the Plan or any beneficiary or legal representative of such a recipient. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

          17.5  No Right to Employment.  Nothing in the Plan or in any written
                ----------------------
agreement entered into pursuant to Article 16 hereof, nor the grant of any award, shall confer upon any person any right to continue in the employ of or be retained in any capacity by the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate at any time such person's employment or other arrangement for the provision of services to the Corporation.

          17.6  Notices.  Notices required or permitted to be made under the
                -------
Plan shall be sufficiently made if personally delivered to a recipient of an award under the Plan or sent by regular mail addressed (a) to the recipient at the recipient's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Stock Option Committee."

          17.7  Severability.  In the event that any provision of the Plan shall
                ------------
be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          17.8  Governing Law.  To the extent not preempted by Federal law, the
                -------------
Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 10-QSB

(MARK ONE)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the quarterly period ended      October 31, 1996
                                         ----------------


[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ______________ to _______________

          Commission File Number 0-19705

                                  LINKON CORPORATION
       (Exact name of small business issuer as specified in its charter)

     Nevada                                   13-3469932
     ------                                   ----------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


                              140 Sherman Street,
                         Fairfield, Connecticut 06430
                         ----------------------------
                   (Address of principal executive offices)

                                (203) 319-3175
                                --------------
               (Issuer's telephone number, including area code)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes     x              No  ________ [_]
     -------

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.

               Class            [_]              Outstanding at November 8, 1996
--------------------------------                 -------------------------------
Common Stock, Par Value $.001 Per Share                   10,753,252
                                                          ==========

Transitional (Small Business Disclosure Format Check one):

  Yes ________;   No   x
                     -----

                              LINKON CORPORATION

                                  FORM 10-QSB

                               QUARTERLY REPORT
                  FOR THE THREE MONTHS ENDED OCTOBER 31, 1996

                                                            Page to Page
                                                            ------------
PART I.   FINANCIAL INFORMATION

Item 1.   Financial Statements:

            Balance Sheet - October 31, 1996 and 1995
              and January 31, 1996                           3 - 4

            Statements of Operations - Nine Months
              Ended October 31, 1996 and 1995                5

            Statements of Operations - Three Months
              Ended October 31, 1996 and 1995                6

            Statements of Cash Flows - Nine Months
              Ended October 31, 1996 and 1995                7

            Notes to Financial Statements                    8

Item 2.   Management's Discussion and Analysis of the
            Financial Condition and Results of Operations    9 - 10

            Exhibit I - Calculation of Earnings per Share    11

PART II.  Other Information                                  12 - 13

            Signatures                                       14

            Financial Data Schedule                          15

                       LINKON CORPORATION AND SUBSIDIARY
                       ---------------------------------

                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------
                                  (UNAUDITED)


                                  A S S E T S
                                  -----------

                                           OCTOBER 31,  OCTOBER 31,  JANUARY 31,

                                              1996         1995         1996
                                             ------       ------       ------
CURRENT ASSETS
--------------
  Cash and Cash Equivalents                $   133,064  $  569,664   $  522,569
  Certificate of Deposit                        66,808      62,993       63,934
  Accounts Receivable (Net of Allowance)       900,129   1,113,871      611,387
  Notes Receivable                              51,000      51,000       51,000
  Other Receivables                             29,019      63,475       51,213
  Inventory                                  1,090,218     840,997      888,655
  Prepaid Expenses                              54,200      61,253       27,406
                                            ----------  ----------   ----------


       Total Current Assets                  2,324,438   2,763,253    2,216,164
                                            ----------  ----------   ----------

MACHINERY & EQUIPMENT
---------------------
  Machinery & Equipment, at cost             1,061,500     941,935    1,046,008
  Equipment under Capital Leases               156,965     156,965      156,965
                                            ----------  ----------   ----------

                                             1,218,465   1,098,900    1,202,973

  Less:  Accumulated Depreciation              818,006     654,278      696,283
                                            ----------  ----------   ----------

       Machinery & Equipment, Net              400,459     444,622      506,690
                                            ----------  ----------   ----------

OTHER ASSETS
------------
  Software (Net of Amortization)               989,885     891,669      928,148
  Investments, at cost                          34,613     375,182      375,182
  Prepaid Financing Costs                       31,371      41,828       39,213
  Deferred Offering Costs                         --          --           --
  Security Deposits                              7,696      32,811       19,931
  Organization Costs (Net of
    Amortization)                                 --          --           --


       Total Other Assets                    1,063,565   1,341,490    1,362,474
                                            ----------  ----------   ----------

                                            $3,788,462  $4,549,365   $4,085,328
                                            ==========  ==========   ==========

The accompanying notes to consolidated financial statements are an integral part of this report.

                       LINKON CORPORATION AND SUBSIDIARY
                       ---------------------------------

                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------
                                  (UNAUDITED)



                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

                                             OCTOBER 31,  OCTOBER 31,  JANUARY 31,
                                                1996        1995         1996  []
                                             -----------  -----------  -----------

CURRENT LIABILITIES
-------------------
  Accounts Payable                           $   962,274   $  409,060   $1,004,125
  Bank Loan Payable                               45,229         --         30,230
  Taxes Payable                                   14,928       17,306       18,108
  Capital Leases Payable -
    Current Portion                                 --            338         --
  Interest Payable                               133,750       76,639      100,000
  Accrued Expenses                                59,757        7,272        7,272
                                             -----------  -----------  -----------
      Total Current Liabilities                1,215,938      510,615    1,159,735
                                             -----------  -----------  -----------

LONG TERM LIABILITIES
---------------------
 Notes Payable, Net                            1,262,903    1,310,367    1,251,265
                                             -----------  -----------  -----------

      Total Long Term Liabilities              1,262,903    1,310,367    1,251,265
                                             -----------  -----------  -----------


COMMITMENTS AND CONTINGENCIES                      --           --           --
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
  Common Stock, $.001 Par Value,
    25,000,000 shares authorized,
    10,753,252 shares issued and
    outstanding                                   10,754       10,753       10,754
  Capital in Excess of Par Value               9,129,970    9,129,970    9,129,970
  Retained Earnings (Accumulated Deficit)     (7,831,103)  (6,412,340)  (7,466,396)
                                             -----------  -----------  -----------
        Total Stockholders' Equity             1,309,621    2,728,383    1,674,328
                                             -----------  -----------  -----------
                                             $ 3,788,462   $4,549,365   $4,085,328
                                             ===========  ============ ===========

The accompanying notes to consolidated financial statements are an integral part of this report.

                       LINKON CORPORATION AND SUBSIDIARY
                       ---------------------------------

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------
                                  (UNAUDITED)

                                                    NINE MONTHS          NINE MONTHS
                                                 ENDED OCTOBER 31,    ENDED OCTOBER 31,
                                                        1996                  1995
                                                 --------------       -------------
Gross Revenues                                      $ 2,117,127         $ 1,181,010
                                                    -----------         -----------

Cost of Goods Sold - Product                          1,049,999             572,155
                   - Software amortization              170,649             142,380
                                                    -----------         -----------

                                                      1,220,648             714,535
                                                    -----------         -----------

Gross Margin On Sales                                   896,479             466,475
                                                    -----------         -----------

Selling, General and
  Administrative Expenses                             1,341,009           1,577,118

Research and Development                                409,858             522,365
                                                    -----------         -----------

                                                      1,750,867           2,099,483
                                                    -----------         -----------

Operating Loss                                        ( 854,388)         (1,633,008)
                                                    -----------         -----------

OTHER INCOME (EXPENSE)
----------------------
  Interest Income                                         5,938              10,318
  Recovery of Bad Debt                                   22,400                --
  Gain (Loss) on Foreign Currency
    Translation                                       (     445)                635
  Gain on Sale of Securities                            679,909                --
  Interest Expense                                    ( 212,598)           (118,806)
                                                    -----------         -----------
                                                        495,204            (107,853)
                                                    -----------         -----------
Loss Before Income Taxes                              ( 359,184)         (1,740,861)
Income Taxes                                              5,523               1,571
                                                    -----------         -----------
Net Loss                                            $ ( 364,707)        $(1,742,432)
                                                    ===========         ===========

Loss Per Share                                      $      (.03)        $      (.19)
                                                    ===========         ===========

Weighted Average Number of Shares
  Outstanding                                        10,753,252           9,037,797
                                                    ===========         ===========

Fully Diluted Loss Per Share                        $      (.03)        $      (.19)
                                                    ===========         ===========

The accompanying notes to consolidated financial statements are an integral part of this report.

                       LINKON CORPORATION AND SUBSIDIARY
                       ---------------------------------

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------
                                  (UNAUDITED)

                                                   THREE MONTHS         THREE MONTHS
                                                 ENDED OCTOBER 31,    ENDED OCTOBER 31,
                                                        1996                 1995
                                                 --------------       -------------
Gross Revenues                                      $ 1,252,146          $  200,113
                                                    -----------          ----------

Cost of Goods Sold - Product                            672,916              94,403
                   - Software amortization               56,883              47,460
                                                    -----------          ----------

                                                        729,799             141,863
                                                    -----------          ----------

Gross Margin On Sales                                   522,347              58,250
                                                    -----------          ----------

Selling, General and
  Administrative Expenses                               487,056             460,650

Research and Development                                134,883             176,886
                                                    -----------          ----------

                                                        621,939             637,536
                                                    -----------          ----------

Operating Loss                                        (  99,592)           (579,286)
                                                    -----------          ----------

OTHER INCOME (EXPENSE)
----------------------
  Interest Income                                         1,775               5,677
  Gain (Loss) on Foreign Currency
    Translation                                              0                ( 337)
  Interest Expense                                    (  93,772)           ( 39,031)
                                                    -----------          ----------
                                                      (  91,997)           ( 33,691)
                                                    -----------          ----------
Loss Before Income Taxes                              ( 191,589)           (612,977)
Income Taxes                                               --                 1,571
                                                    -----------          ----------
Net Income (Loss)                                   $ ( 191,589)         $ (614,548)
                                                    ===========          ==========

Income (Loss) Per Share                                   $(.02)              $(.06)
                                                    ===========          ==========

Weighted Average Number of Shares
  Outstanding                                        10,753,252           9,466,146
                                                    ===========          ==========

Fully Diluted Income (Loss) Per Share               $      (.02)         $     (.06)
                                                    ===========          ==========

The accompanying notes to consolidated financial statements are an integral part of this report.

                       LINKON CORPORATION AND SUBSIDIARY
                       ---------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------
                                  (UNAUDITED)
               INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

                                                         NINE  MONTHS ENDED OCTOBER 31,
                                                             1996             1995
                                                        ---------------  ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
 -------------------------------------
  Net Income (Loss)                                         $(  364,707)     $(1,742,432)
  Add: Adjustments to Reconcile Net Loss to
    Net Cash Used in Operating Activities:
  Depreciation & Amortization                                   304,009          268,392
  Gain on Sale of Securities                                 (  679,909)              --
     Changes in Assets and Liabilities:
  (Increase) Decrease in Accounts Receivable                 (  288,742)      (  186,804)
  (Increase) Decrease in Other Receivables                       22,194           33,784
  (Increase) Decrease in Inventory                           (  201,563)         273,212
  (Increase) Decrease in Prepaid Expense                     (   26,794)      (   49,807)
  Increase in Software                                       (  232,386)      (  314,285)
  Increase in Deferred Offering Costs                             7,842           29,019
  (Increase) Decrease in Security Deposits                       12,235       (    7,131)
  Increase (Decrease) in Accounts Payable                    (   41,851)      (  391,169)
  Increase (Decrease) in Accrued Expenses
    Payable                                                      52,485       (       60)
  Increase in Interest Payable                                   33,750           32,928
  Increase (Decrease) in Taxes Payable                       (    3,180)           5,111
                                                            -----------      -----------
Net Cash Used in Operating Activities                        (1,406,617)      (2,049,242)
                                                            -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------
Cash Paid to Purchase Equipment                              (   15,492)      (  112,360)
Proceeds from Sale of Securities                              1,020,000               --
Investment in Non-Marketable Securities                             479       (      357)
                                                            -----------      -----------
Net Cash Provided by (Used in) Investing Activities           1,004,987       (  112,717)
                                                            -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------
  Proceeds from Sale of Common Stock                                 --        2,148,401
  Borrowings(Payments) on Bank Debt                              14,999               --
  Principal Payments Under Capital Lease Obligations                 --       (    6,245)
                                                            -----------      -----------

Net Cash Provided by (Used in) Financing Activities              14,999        2,142,156
                                                            -----------      -----------

Net Increase (Decrease) in Cash                              (  386,631)      (   19,803)

Cash and Cash Equivalents at Beginning of Period                586,503          652,460
                                                            -----------      -----------

Cash and Cash Equivalents at End of Period                  $   199,872      $   632,657
                                                            ===========      ===========



The accompanying notes to consolidated financial statements are an integral part of this report.

                              LINKON CORPORATION
                              ------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------

                               OCTOBER 31, 1996
                               ----------------


1) In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments, (consisting of only normal recurring accruals) necessary to present fairly the financial position as of October 31, 1996 and 1995, and January 31, 1996, and the results of operations for the nine month and three month periods ended October 31, 1996 and 1995 and cash flows for the nine month periods ended October 31, 1996 and 1995.

     The accounting policies followed by the Company are set forth in Note 3 to the Company's financial statements in the Linkon Corporation. Annual Report - January 31, 1996.

2)  ANALYSIS  OF STOCKHOLDERS' EQUITY:
    ---------------------------------

                                                      Capital
                              Outstanding            in Excess    Accumulated
                                Shares     Amount   of Par Value   Deficit
                              -----------  -------  ------------  ------------

Balance January 31, 1996       10,753,252  $10,754    $9,129,970  $(7,466,396)

Loss for Nine Months
  Ended October 31, 1996             --       --            --     (  364,707)
                              -----------  -------  ------------  -----------
Balance - October 31, 1996     10,753,252  $10,754    $9,129,970  $(7,831,103)
                              ===========  =======  ============  ===========


3)  RECLASSIFICATION OF THE AMORTIZATION OF CAPITALIZED SOFTWARE COSTS:
    --------------------------------------------------------------------

During the quarter ending October 31,1996 the Company reclassified the amortization of capitalized software costs from the Research & Development category to Cost of Goods Sold. Due to this reclassification the Company has restated all financial statements being presented to take account of this reclassification for prior periods. This reclassification had no effect on the results of operations or net loss being reported on the income statements being presented. All information provided in the following Management's Discussion and Analysis of Financial Condition and Results of Operations is being presented after taking into consideration this reclassification.

4)  EMPLOYEE STOCK OPTIONS:
    -----------------------

On May 1, 1996 the Company granted 697,400 incentive stock options to employees and directors. These options are exerciseable at $0.75 per share until April 30, 2006. The options will qualify for incentive stock option treatment under the Internal Revenue Code of 1986 if the Company's 1996 Stock Option and Performance Incentive Plan is approved by the Company's stockholders at the next annual meeting of stockholders; if stockholders fail to approve the option plan, these options will be treated as non- statutory stock options. There is no compensation recorded as a result of the grant of these options as the Company is following accounting prescribed in APB Opinion # 25 since the stock price at the time of the grant was $0.75 per share.

5)  FINANCING OF OPERATIONS:
    ------------------------

See Management's Discussion and Analysis- Liquidity and Capital Resources as to the Company's need for additional capital and any plans for the future financing of its operations.

                              LINKON CORPORATION
                              ------------------
                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                 ---------------------------------------------

NET INCOME (LOSS)
-----------------

The Company reported a net loss of $364,707 for the first nine months of fiscal 1997 as compared to a net loss of $1,742,432 for the same period during the prior year. This improvement in the net loss reported by the Company was due to several factors.

During the quarter ending July 31, 1996 the Company sold its stock investment in Concentric Network Corporation for $1,020,000 and recognized a gain of $679,909, which has been included in net income.

Revenues for the nine months ended October 31,1996 were $2,117,127 as compared to $1,181,010 for the same nine months in the prior year. This represented a 79% increase in revenues for that period. Gross margins increased from 39.5% to 42.34% for the nine month periods. The additional revenue generated a $430,004 contribution to the gross margin.

Selling, general and administrative expenses decreased from $1,577,118 in the first nine months of fiscal year 1996 to $1,341,009 in the same nine months of fiscal year 1997. This represented a 15% decrease from period to period, as discussed more fully under the section entitled "Selling, General and Administrative Expenses" below.

For the three months ended October 31,1996 the Company reported a net loss of $191,589 as compared to a net loss of $614,548 for the three months ending October 31,1995. This decrease in net loss was due primarily to a 525% increase in revenues for the quarter ending October 31,1996, as discussed more fully below.

REVENUES
--------

For the nine months ended October 31, 1996 revenues increased $936,117 from the nine month period ended October 31, 1995, an increase of 79%. This increase was due mainly to increased shipments to AT&T and CAT Technologies. The Company received a $2.4M contract from AT&T for product to be shipped by December 31,1996. Shipments to AT&T for October 1996 totalled $741,987 with $874,020 and $790,920 of product to be shipped in November and December, respectively. Revenues for the three month period ended October 31,1996 increased $1,052,033 from the three month period ended October 31,1995, an increase of 525%. This increase was due mainly to increased shipments to AT&T and CAT Technologies.

The Company continues to concentrate on developing and expanding its customer base and is currently working on several new projects for other major customers which it anticipates will diversify its customer base and increase revenues in the near and long-term. While the certainty of these new projects becoming future revenues for the Company cannot be measured at this point in time, the management of the Company is encouraged by the enquiries it is receiving concerning its products. Order backlog for the period ended 10/31/96 was $1,777,324, representing products scheduled to be shipped during the fourth fiscal quarter.

During the Company's third fiscal quarter, the Company secured a $2.4M contract with AT&T. While this contract will be completed by December 31, 1996, the Company will continue to work towards maintaining a positive and continuing relationship with AT&T, as well as its other current customers.

The Company is also currently developing new strategies to promote and market its products in the computer and telecommunications industries. These new strategies are still under development and discussion. It is envisioned that as they are implemented over the next few quarters they will give greater exposure to the Company's products in the marketplace and lead to additional opportunities to generate additional revenues for the Company.

During the first fiscal quarter, the Company added a new Vice President of Operations. As the Company grows and as finances permit, additional sales, administrative, technical and customer service staff will be hired for the purpose of increasing revenues. Programs have been designed and implemented to maintain a streamlined operation utilizing external support resources where practicable or necessary.

COST OF GOODS SOLD
------------------

Cost of goods sold, consisting of parts, supplies and manufacturing costs for the Company's hardware and software products, constituted approximately 57.66% and 60.50% of revenues for the nine months ended October 31, 1996 and 1995 respectively. Cost of goods sold for the three months ended October 31,1996 and 1995 constituted approximately 58.28% and 70.89%, respectively.

The primary costs incurred by the Company included in cost of goods sold are materials and equipment relating to its hardware products, which carry lower profit margins than the Company's software products. The Company manufactures and assembles all hardware through contracted third party suppliers under the direct supervision of the Company's management.

Management attributes the change in cost of goods sold to the changes in the mixture of its hardware and software products sold, and to highly competitive pricing associated with the $2.4M AT&T purchase order.

While management continues to believe that its products can be sold with a less than 45% cost of goods sold, management also realizes the need to gain market share for its products and will, for the near term, be aggressive in its pricing policy. However, management also believes that the cost of sales will go down as customers begin to order enhanced software features which carry higher gross margins than the company's hardware products.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
--------------------------------------------

Selling, general and administrative expenses decreased $236,109 or 15% for the nine months ended October 31, 1996 compared to the same period in the prior fiscal year. Management attributes this decrease in selling, general and administrative expenses to planned reductions in operating expenses including the closing of the Company's New York City office. Selling, general and administrative expenses for the nine months ended October 31, 1996 and 1995 constituted approximately 63% and 134% of sales for such periods, respectively. For the three months ended October 31, 1996 and 1995 selling, general and administrative expenses constituted 39% and 230% of sales for such periods, respectively. This decrease for the first 3 months of fiscal year 1997 when compared with the first 3 months of fiscal year 1996 was due primarily to the planned reduction of expenses.

RESEARCH, DEVELOPMENT AND SOFTWARE
----------------------------------

The Company incurred research, development and software costs of approximately $642,244 and $836,650 for the nine month periods ended October 31, 1996 and 1995 respectively. Management attributes this decrease in cost to planned restructuring of research, development and software resources. These amounts consist of internal salaries, outside consulting services, equipment and fixed overhead costs. The Company expects research, development and software costs to increase in future periods as finances permit.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

The Company has historically funded operations from cash flow generated principally from the receipt of the proceeds from private placements of debt and equity, including the exercise of warrants, interest earned from the investment of proceeds in interest earning assets, and revenues from operations. On June 6, 1996, the Company sold its investment in Concentric Network Corporation for $1,020,000, resulting in cash proceeds of such an amount and a capital gain in the Company's second quarter of approximately $680,000. The sale of this investment provided the Company with additional liquidity during the current fiscal quarter from which to fund its operations.

During the second half of its 1996 fiscal year and the first half of its fiscal year 1997, the Company's cash flow and liquidity was severely impaired due primarily to a delay in the release of the Company's Maestro/TM/ System. This product, which was expected to be ready for general commercial distribution during the early part of fiscal year 1996, was in fact unavailable until October, 1995. This delay caused the company to generate lower than anticipated earnings during the first two quarters of fiscal 1997, thereby adversely affecting the Company's cash flow and liquidity. Upon production, distribution and customer acceptance of these products in the market, revenues have substantially increased in the third quarter. While the Company is still being adversely affected by the Maestro's delay, the Company's management believes that in the immediate future, the Company will be cash flow positive from its operations as the Maestro System's products continue to gain acceptance and popularity in the marketplace.

Management believes that it has sufficient resources available to meet its liquidity needs over the next twelve months. Based primarily on the strength of its purchase orders with AT&T and other major customers, the Company has begun to be able to finance its operations through receivables financing, secured by purchase orders from creditworthy customers. As discussed below, the Company was able to consummate a receivables debt financing with IBJS Financial Corporation, secured by the Company's rights under the above mentioned purchase orders from AT&T. Provided the Company's Maestro System continues to gain market acceptance, the Company believes that it will be able to rely for its long-term liquidity needs less on private equity financing and the exercise of warrants by existing warrant holders and more on cash flow generated from revenues from increased hardware and software sales to fund its continued operations.

Management continues to believe, however, that the Company's long-term cash flow and liquidity needs will also have to be met through debt and equity private placements, the exercise of outstanding warrants or borrowings from financial institutions, including factors and other asset based lenders. Due to the planned introduction of new and improved products, and the anticipated growth due to, among other things, the manufacturing of hardware and software products and the expansion of operations, management anticipates that there will be a continued need for cash resources to meet, among other things, anticipated commitments for raw materials, increased marketing activities, and personnel.

The Company does not currently contemplate any significant capital expenditures during fiscal 1997. The Company does not believe that there are any contingencies which would have a material adverse effect on the Company's financial condition, future operating results or liquidity.

Statements throughout this quarterly report that state the Company's or its management's intentions, beliefs, expectations or predictions of the future are forward looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward looking statements.

                        PART 1.   FINANCIAL INFORMATION            EXHIBIT I
                        -------------------------------

                              LINKON CORPORATION
                              ------------------

                       CALCULATION OF EARNINGS PER SHARE
                       ---------------------------------
                                  (UNAUDITED)

                                          NINE MONTHS        NINE MONTHS
                                             ENDED              ENDED
                                       OCTOBER 31, 1996    OCTOBER 31, 1995
                                       ----------------    ----------------
Loss for the Period                       $( 364,707)        $(1,742,432)
                                          ==========         ===========


Weighted Number of Shares Outstanding     10,753,252           9,037,797
                                          ==========         ===========


Loss Per Share:                           $     (.03)        $      (.19)
                                          ==========         ===========

                              LINKON CORPORATION
                              ------------------

                          PART II.  OTHER INFORMATION
                          ---------------------------



Item 1.  Legal Proceedings
         -----------------

          None.

Item 2.  Changes in Securities
         ---------------------

          None.

Item 3.  Defaults Upon Senior Securities
         -------------------------------

          None.

Item 4.  Submission of Matters to a Vote of Security Holders
         ---------------------------------------------------

          Not applicable.

Item 5.  Other Information
         -----------------

On September 30, 1996, the Company's then CFO, Kenneth S. Weiner, resigned from such position. The Company's Vice President of Operations, Thomas V. Cerabona, had supervisory responsibility for the CFO's principal duties prior to Mr. Weiner's resignation. Mr. Weiner's responsibilities have been assumed by Mr. Cerabona.

Item 6.  Exhibits and Reports on Form 8-K
         --------------------------------

          a. Exhibit - Calculation of Earnings per Share - Exhibit I.

          b. Reports on Form 8-K - There were no reports on Form 8-K filed for the three months ended October 31, 1996.

          c. Exhibits

                     INDEX TO EXHIBITS

          Exhibit
            No.      Description of Document
          ----       -----------------------
            27       Financial Data Schedule for the period ended
                     October 31, 1996

                              LINKON CORPORATION
                              ------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                LINKON CORPORATION
                                                ------------------
                                                Registrant


DATED:    December 12, 1996                  /s/ Lee W. Hill
                                             ----------------
                                             BY:  LEE W. HILL
                                             CHIEF EXECUTIVE OFFICER


DATED:    December 12, 1996                  /s/  Thomas V. Cerabona
                                             -----------------------
                                             BY:   THOMAS V. CERABONA
                                             VICE PRESIDENT OF OPERATIONS

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 10-KSB
(MARK ONE)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]
     FOR THE FISCAL YEAR ENDED JANUARY 31, 1996

[_] TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]
     FOR THE TRANSITION PERIOD FROM ................TO.............

COMMISSION FILE NUMBER 0-19705


                              LINKON CORPORATION
                              ------------------
          (NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


     NEVADA                                             13-3469932
     ------                                           ------------
(STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

140 SHERMAN STREET, FAIRFIELD, CT                     06430
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


    (203) 319-3175
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


SECURITIES REGISTERED UNDER SECTION 12(B) OF THE EXCHANGE ACT: NONE


SECURITIES REGISTERED UNDER SECTION 12(G) OF THE EXCHANGE ACT:


                         COMMON STOCK, $.001 PAR VALUE
                  -------------------------------------------
                               (TITLE OF CLASS)

     CHECK WHETHER THE ISSUER (1) FILED ALL REPORTS REQUIRED TO BE FILED BY
SECTION 13 OR 15(D) OF THE EXCHANGE ACT OF 1934 DURING THE PAST 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS),
AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.   YES
X  NO ___
--


     Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

     State issuer's revenues for its most recent fiscal year $1,418,432.
                                                             ----------

     State the aggregate market value of the voting stock held by non-affiliates of the registrant. The aggregate market value shall be computed by reference to the price at which the stock was sold, or the average bid and asked price of
such stock, as of a specified date within the past 60 days.    $7,503,252.

     Number of shares outstanding of the registrant's common stock, as of April 22, 1996 was 10,753,252.

                   DOCUMENTS INCORPORATED BY REFERENCE: None

           Transitional Small Business Disclosure Format (check one):
                                Yes ___   No  X
                                             ---

ITEM 1.   DESCRIPTION OF BUSINESS
          -----------------------

General Business
----------------

     Linkon Corporation, a Nevada corporation ("Linkon" or the "Company") designs, assembles and markets modular computer hardware and software components primarily for the call processing industry. The call processing industry encompasses the hardware and software that allow remote communications to be initiated, answered, routed or otherwise processed by a machine rather than a person. Technologies that assist people in using telephones, such as voice activation in cellular phones, are a part of this industry.

     Call processing applications generally fall into one of the following categories: voice mail, call centers (including automated call distributors, or "ACDs"); interactive voice response ("IVR"), audiotext, and fax. Increasingly, the distinctions between these segments are being blurred. IVR systems are offering return fax (merger of fax and IVR) and are also being integrated with ACDs in call centers (merger of call centers, fax and IVR). Mailboxes are becoming universal, accepting fax, e-mail as well as voice correspondence. Perhaps more importantly, applications are integrating new features such as voice recognition and text-to-speech and are interacting with multiple media (e-mail, fax, video, voice, speaker verification for cellular fraud detection, and the Internet). Though not a large share of the overall market today, applications using multiple resources (as opposed to 100% fax or 100% voice recognition etc.) are growing significantly faster than the overall market and are being adopted in products of most existing companies. In a few years, most applications will allow for a blend of several types of applications and interact with multiple media. Linkon's products are specifically designed to meet the diverse needs of application developers targeting this high-end, multifunction segment of the market.

Products
--------

     Linkon currently has two board level products; the 3000 series Communications Boards, which Linkon continues to ship because they have been designed into a number of existing systems, and the fourth generation
Maestro (TM) 4000 (TM) system, which began shipping in October 1995. The 4000 series is a DSP board which requires only software additions to run any telephony function and gives true universal port availability (supporting any technology feature present in the system) to each call session. The board level products are supported by comprehensive applications development software tools, TeraVox (R) and Link O/S (TM). TeraVox (R) is a set of UNIX (R) extensions which simplifies application development. Link O/S (TM) is a board level operating system which removes the complexity of dealing with board level resource allocation, control and management during system development.

     Linkon believes in creating an open architecture and, together with TeraVox (R), it permits this for system developers. In addition, Linkon's boards can operate on virtually any standard system bus and are designed to work with both of the major communications buses, MVIP and SCSA. This allows Linkon's products to be utilized in virtually any system environment.

     Linkon's architecture differentiates it from other system component manufacturers and allows it to address the fastest growing segment of the market
- high density multimedia applications.


     Design overview
     ---------------

     The primary difference between Linkon's products and those of other component suppliers is that the same hardware, with no modification, can be used for voice recognition, fax, modem, text-to-speech, speech recognition, DTMF recognition, speaker verification, voice compression, etc. Each of these features is enabled by loading the appropriate algorithm into the board level memory. Because no specialized hardware is required for the different algorithms, system resources can be dynamically reallocated as required to allow the board to adapt to changing user demands for voice, fax and other features. A channel that on a previous session was running voice only can run a combination of voice recognition and fax on its next session. A single board that is responding to 48 simultaneous voice only channels in one moment may be handling a combination of voice only, fax, TTS and voice recognition in the next moment giving unparalleled flexibility with a single board. In an S-bus expansion chassis, up to 120 channels of call processing can potentially be achieved on a single Sparc computer, thereby providing the industry's highest density.

     This is in marked contrast to the historical industry architecture of individual, specialized boards for each capability. For example, using one competitor's basic architecture to design a system of four ports of fax and voice mail, utilizing voice recognition and text to speech requires four separate boards and four PC computer slots. Linkon can provide this system on one computer board in one PC slot. Some competitors products need as many as 10 boards to perform the same tasks as one Linkon board. Confirming the appeal of this type of architecture, a competitor recently introduced a new board which allows a few algorithms to run on a single board. Although the concept is similar to Linkon's, this competitor offers relatively few algorithms compared to Linkon. This new product is the competitor's first product allowing multiple applications on a single board and does not provide the hardware flexibility, bus independence or other improvements that Linkon has developed and implemented on its 4000 series through customer feedback and subsequent redesign of its earlier products. With fewer components, the 4000 series design lowers costs for the end-user and competitors' offerings, when fully equipped, tend to be significantly more expensive on a per-port basis.

     Hardware independent architecture
     ---------------------------------

     Another unique feature of the FC-4000 (TM) system is its bus-independent design which permits hardware flexibility on the part of system developers. Linkon produces feature modules about one fourth the size of a PC board - which contains the DSP and RAM resources required to perform call processing applications. These modules are "plugged" into a foundation card which is bus specific. This hardware architecture accomplishes several important goals.

     Lower costs - by having all the complex elements in a single standardized module Linkon does not have to inventory a variety of application or bus specific cards to meet changing customer needs. In addition, manufacturing costs are lower because of higher unit volumes of a standardized part.

     Easy Upgrade Path - Future upgrades to algorithms (changes and retrofit of existing systems) are accomplished with software only. ROM swap outs or board redesign are not required.

     Rapid Product Development - To take advantage of advances in DSPs and memory, Linkon only has to redesign its modules as opposed to its competitors who have to do a redesign of their entire product line (more than 30 boards in the case of the competitor mentioned above). This is a profound competitive advantage because it allows Linkon to dramatically shorten its product life cycle.

     Access to Additional Markets - Linkon's customer base is expanded to alternative bus markets, most notably Sun MicroSystems. Interest in using Sun based platforms for call processing applications has expanded dramatically with the rapid growth of the Internet.

     Easy Change in Form Factor - Producing a prototype of a new foundation card to accomodate a different bus - compact PCI, for example - is mainly a function of some CAD/CAM work and takes only a few weeks.

     Platform flexibility
     --------------------

     The bus specific foundation card contains the bus interface logic for both the system bus as well as the communications bus. Linkon currently offers foundation cards for the EISA/ISA and SBus. VME Bus, PCI bus, and compact PCI bus foundation cards are planned. New foundation cards are relatively simple because the processing and telephony electronics reside on the modules described above. This allows Linkon to address proprietary bus systems seeking to develop or augment call processing capabilities on a custom basis. Other third-party component suppliers have all their capability designed and built specifically for standard buses and thus do not generally provide capabilities for proprietary systems.

     The foundation cards also work with both of the dominant call processing bus architectures; PEB, the standard originally promoted by Dialogic which is now migrating to SCSA or, the MVIP standard promoted by Natural MicroSystems. The EISA/ISA PC bus configuration comes standard with both MVIP and PEB connections on the same board. This capability allows developers to work with other vendor's products (particularly the established industry leaders) in a single system. The capability to work on virtually any system bus combined with the industry standard communication buses gives Linkon a degree of hardware independence unmatched by any other third party board supplier in the industry. When the hardware independence is combined with the software capabilities, Linkon becomes the most flexible approach to system integration on the market.

     Telephony applications algorithms
     ---------------------------------

     Call processing functions are shipped on disks with the 4000 series boards. Customers only pay for those algorithms (for example voice) which are required for their current system application. These algorithms are loaded onto the system hard drive and downloaded to the board's RAM on power up. Later, if the application developer needs additional capabilities, it can pay an incremental licensing fee and the additional algorithms can be sent on an additional diskette or downloaded electronically. No hardware changes are required. Linkon encourages third party developers to develop additional algorithms for its platform.

     Unlike the 4000 series, the 3000 series incorporated all the algorithms on board at the time of shipment forcing customers to pay licensing fees for all algorithms up front. In the early stages of market development, many customers did not require all the capabilities available for the 3000 product line and were unwilling to pay the premium over competing boards that provided more limited capabilities. The Company's competitors effectively marketed against Linkon by providing voice-only capabilities at prices below that which Linkon could charge, even though Linkon's boards were capable of providing multiple functionality. The 4000 series software implementation has addressed many of the pricing issues of the 3000. The 4000 series also allows sales of high margin software algorithms separately from hardware and provides the potential for increasing margins if the Company can gain a sufficient installed base of its equipment.

     System level software
     ---------------------

     On a systems level basis, Linkon provides TeraVox (R) which is a set of UNIX (R) extensions (written in C) controlling the interaction of the host and the 4000-series communications boards. TeraVox (R) provides developers tools to create any call processing application rapidly. TeraVox (R) is available and is supported under a number of operating systems including UNIX (R). The new Version 5.0 release of TeraVox (R) will permit even easier and faster software applications development.

     Board level software
     --------------------

     Link O/S (TM) is a board level operating system with a powerful API that, combined with TeraVox (R), manages board and system level resource allocation. Link O/S (TM) supports dynamic allocation of applications software functions to any port or channel. Each channel can support any technology feature present in a given system, allowing a universal port for every call session. Because system developers do not have to write low level drivers and code, development time for implementing new features is significantly reduced. Also, Link O/S insulates developers from the specifics of different algorithms within each algorithm class. For example, an application written for Lernout & Hauspie's speech recognition will also run Syrinx and all other speech recognition algorithms with no application software modifications.

     Application development software
     --------------------------------

     Application software packages are programs which provide the computer with a particular desired functionality necessary to satisfy the needs of an end user. Linkon provides a variety of application specific software toolkits, including LINK-Mail (TM) and LINK-Fax (TM), its high level voice mail and fax developer tool kits. This high level software is delivered in source code form and permits a VAR, system integrator or OEM to easily write its own custom applications.

     Third party development software
     --------------------------------

     In addition, several independent software development companies, such as Voicetek and Callstream Communications, have developed application generator software packages for the 3000 series which permit software application development to be performed at the end-user level by an individual having limited experience with software development. These companies are in the process of migrating to the 4000 series product.

     Custom engineering
     ------------------

     The Company also provides customized software services for highly specialized applications with sufficient commercial potential. Custom engineering charges apply to all such projects. Several of the current customers for the Company's products began their relationship with the Company as custom engineering customers.


Research and Development
------------------------

     The nature of the computer hardware and software industries is such that research and development is deemed mandatory by management in order to ensure competitiveness. The Company incurred research and development costs of approximately $1,005,700, and $839,600 respectively in the fiscal years ended January 31, 1996 and 1995. The Company's research and development activities seek to maintain market competitiveness by designing and developing advanced hardware products (communications boards) and more efficient software products to operate them. Presently, communications processing applications that are integrated with voice, fax and modem are forcing the creation of more complex hardware configurations to meet increasing demand. The Company has a technical research and development center in Fairfield, Connecticut where it is performing research on expanding the levels of performance of its communications board technology.

     Linkon's product strategy is to design its products with an "OPEN" architecture. This permits them to interface with all existing competitive hardware and software and permits Linkon to market software replacement and upgrades as new products are developed.

     Linkon's R&D strategy is to have strong in-house design and engineering capability, but to utilize state-of-the-art technology houses to develop long lead-time leading edge technology.

Some examples are Linkon's arrangements with Lernout & Hauspie, a Belgian algorithm development firm in the Voice Recognition and Text to Speech areas and Syrinx Speech Products, an Australian firm, to port their speech recognition algorithms to the LINK-Engine(TM) Communications Board.

     Prior to the fiscal year ended January 31, 1993, the Company expensed all software development costs as research and development for new products prior to the capitalization point under Paragraph 4 of "Statement of Financial Auditing Standards 86". While the exact moment of transition of costs cannot be precisely quantified, starting at approximately the beginning of the fiscal year ended January 31, 1994, significant portions of employees' time has been spent on coding and testing after technological feasibility has been established. As these products were shipped in the fiscal year ended January 31, 1993, and have been accepted by customers, it appears that both technological feasibility and potential marketability has been established. Costs related to the conceptual formulations and design of licensed programs are expensed as research and development. Costs incurred subsequent to establishment of technological feasibility to produce the finished product are generally capitalized.

Marketing
---------

     To date the Company has marketed its products via sales to independent distributors, original equipment manufacturers ("OEM") and value added resellers ("VAR"). In addition the Company's marketing program consists of advertising in the trade press, exhibiting at trade shows and direct mailings.

     Although Linkon's products have received wide recognition, commercial success with previous generations has been moderate because of the high price point (on a per port basis) for voice-only applications. Pricing issues have been addressed with the 4000 series products. The Company's product design and feature set were ahead of the market trend towards more complex multimedia applications and larger systems. As the market for systems has become more competitive, and differentiation is increasingly feature based, demand is rapidly rising for high port count and multi-feature systems which the Company's product line addresses.

Strategic relationships and major customers
-------------------------------------------

     Linkon's strong technology and quality product design have led to several strategic relationships over the last few years. Some of the more significant relationships are outlined below. Given Linkon's limited size and resources, it has relied heavily on its strategic partners to develop sales for the Company.

     Lucent and Aumtech (assigned from AT&T)
     ---------------------------------------

     In late 1993, AT&T's Network Systems Division announced a new product called the Information Services Platform (ISP), developed in part using hardware and software designed and supplied by Linkon. Due to the breakup of AT&T, the relationship and contracts Linkon has with AT&T have been assigned to Lucent Technologies. The ISP platform 2.X has been deployed in Europe and the United States and has been turned over to Aumtech, a technology company that has been integrally involved with AT&T in its development of the ISP platform.

     Sun Microsystems Computer Company
     ---------------------------------

     Linkon is the only computer telephony board-level company currently shipping a communication board for the S-bus, making it compatible with Sun's SPARCserver systems. Thus, developers of call processing applications for Sun systems are using Linkon's products. Sun is making an increased sales effort into the computer telephony and call-processing industry, enlarging this opportunity. To concentrate on these efforts, Linkon recently created a Sun business unit with its own dedicated manager. In March 1996, Sun introduced a CTI server utilizing Linkon technology.

     Access Graphics, Inc.
     ---------------------

     In March 1995, the Company announced an agreement with Access Graphics, a leading distributor of open client/server solutions, to distribute Linkon hardware and software, including the recently announced Sun Sbus hardware product. In March 1996, Access Graphics introduced a line of call processing solutions called Telefusions, incorporating Linkon technology.

     Southwestern Bell Technology Resources, Inc. ("SWBTR")
     ------------------------------------------------------

     In November 1993, the Company entered into an agreement with SWBTR whereby the Company agreed to provide engineering services to SWBTR by modifying the Company's TERAVOX(R) operating environment and producing a new operating environment, PROVOX(TM).

     Dassault Automation and Telecommunication Group
     -----------------------------------------------

     In October 1994, the Company announced a joint development agreement with Paris-based Dassault A&T Group to develop an enhanced service platform targeted to French telecommunications, computer, and system integration companies. The strategic alliance is ultimately aimed at all of Europe, where the companies hope to offer Europe's most advanced multi-language voice/fax system through Dassault's existing distribution system.

     Trigon Business Alliance, Inc./NEC
     ----------------------------------

     In May 1995, Trigon Business Alliance, Inc., a Houston, TX, end user of Linkon hardware and software, announced the creation of FAXDRAW, an interactive voice/fax system. Drawings produced by Autodesk Corporation's AUTOCAD design software can be retrieved over the phone from an Oracle database located on a remote Sun Sparc workstation and printed on a NEC fax machine. Linkon has formed a marketing alliance with Sun Microsystems, NEC, Autodesk, and Trigon Business Alliance, Inc.

     IBM Australia/Syrinx
     --------------------

     IBM and Syrinx are developing a call-processing solution for the Australian market featuring speech recognition running the Maestro(TM) system.

     Bell South Intelliventures
     --------------------------

     Bell South Intelliventures is currently testing a Linkon S-bus platform to provide consumer information services to Yellow Page customers, which features Applied Language Technologies speech recognition software developed at MIT.

     Voicetek
     --------

     Currently, Voicetek is adapting their leading-edge Generations application development software to the Linkon S-bus platform.

     TCIS-Multitel
     -------------

     TCIS-Multitel, a Belgium Technical Institute, which has developed speech recognition technology utilized in a voice-dialing application running on a Linkon platform.

Sales
-----

     Through the Company's sales force, and its analysis of the sales volume, market specialization and financial status of potential customers, the Company predetermines potential customers deemed qualified for its products and makes direct telephone or written contact with the appropriate representatives thereof. The primary sales targets for the Company's products on the component level are VARs, Systems Integrators ("SI"), OEMs and telephone companies. The Company anticipates its relationship with Sun Microsystems will facilitate sales of Linkon products to existing and future owners of SPARC workstations.

Distributors
------------

     The Company is seeking to develop relationships with independent firms to carry the Company's products both domestically and internationally. The Company currently has relationships with distributors in the United States, United Kingdom and Germany. On March 7, 1995 the Company announced an agreement with Access Graphics, Inc., a leading distributor of open client/server solutions, whereby Access Graphics will distribute the Company's full line of products, including the recently announced T-1 SBus telecommunications hardware product, for use with Sun Microsystems' SPARCstations.

OEM Sales
---------

     The Company seeks to establish agreements with OEM companies with large customer bases which intend to modify the Company's hardware, operating systems and/or utilities for marketing by the OEM under their own name. It is contemplated that these arrangements will involve training, volume discounts and minimum purchase commitments. As of the date hereof, the Company sells to several OEM's.

Customer Support and Warranty
-----------------------------

     The Company offers a one year warranty on all products and services. Customers are entitled to receive telephone hotline access, field support and periodic software updates.

Competition
-----------

     The Company has many competitors. Although the Company does not presently possess a meaningful market share in the voice processing industry, management believes that its products are very competitive with those in the marketplace, and in certain instances superior to that which is available. Dialogic Corporation, Rhetorex Corp., Brooktrout Technology, Inc. and Natural Microsystems, Inc., among others, are substantial hardware competitors of the Company. Management believes that its communications board and its TERAVOX(R) operating platform are superior to similar products presently being manufactured or sold in that the Company's products are able to run all functionality on a single board, compared to multiple boards for the Company's competitors, the Company's products can run compression software in conjuction with other modalities and the Company's software is scalable to the highest density. However, given the competitive nature of the industry, no assurance can be given that the Company can achieve a commercially successful market for its products or that its competitors will not develop similar or better products than the Company's present line in the future.

Key Customers
-------------

     Two of the Company's customers accounted for approximately 33% of revenues for the year ended January 31, 1996. Management believes that sales will continue to come from a small customer base of VARs, SIs and OEMs who, in turn, will resell the Company's products to end users.

Employees
---------

     The Company employs 19 persons on a full-time basis: 5 Executive, 10 technical, 2 sales and 2 administrative. There is no union contract relating to employees nor does the Company anticipate there to be unionization of its employees.

Patents, Trademarks & Copyrights
--------------------------------

     The Company's computer board design and code are proprietary and a trade secret. There are currently no patents or copyrights on any of the Company's products. The Company has obtained registration of its TERAVOX(R) trademark from the U.S. Patent and Trademark Office and intends to seek source code copyright protection on future operating systems and utilities.

ITEM 2.  PROPERTIES
-------

     The Company leases approximately 5,000 square feet of office and laboratory space in Fairfield, Connecticut, pursuant to a five-year lease expiring on September 30, 1997 at an annual rental of $87,437. The Company consolidated all its operations at this facility in December 1995. The facility has capacity for expansion and is deemed sufficient for the Company's foreseeable needs.

     The Company maintained its corporate headquarters and leased approximately 4,500 square feet of office space at 226 East 54th Street, New York, NY pursuant to a five-year lease at an annual rental of $87,122. The lease expired March 31, 1996. The New York office was primarily utilized as the location of the Company's sales and administrative support staff.

ITEM 3.  LEGAL PROCEEDINGS
-------

               None

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------

               None

                                    PART II


ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.
-------

     The Company's shares are listed on the National Quotations Bureau "Bulletin Board". Various market dealers make the market of the Company's stock and trades are made through what is commonly known as the "pink sheets."

     The following table sets forth, for the periods indicated, the quarterly high and low representative bid quotations for the Company's Common Stock as reported by the National Quotations Bureau. Quotations reflect inter-dealer prices, without retail mark-ups, mark-downs, or commissions, and may not necessarily represent actual transactions.

                        Fiscal Year Ending January 31,

                   1996                           1995
                   ----                           ----

               High       Low                High       Low
               ----       ---                ----       ---

1st quarter     2 1/4       7/8              3 1/2          2

2nd quarter     1 5/8     1 1/8              2 7/8      1 1/4

3rd quarter    2 3/16     1 3/8              1 7/8          1

4th quarter     1 3/4     11/16              2 1/2        7/8

     As of April 22, 1996, there were 656 shareholders of record of the Common Stock of the Company. The Company estimates, based on prior shareholder mailings, that holdings in "street name" represents approximately 7,500 additional shareholders.

     The Company has not declared any dividends since its inception and, due to its anticipated needs for all revenue generated by the Company's operations to be used to operate the Company's business, has no intention of paying any cash dividends in the immediate future.

The Company's rights to pay dividends are also restricted pursuant to the terms of a Securities Purchase Agreement, dated October 27, 1994, between the Company and IBJS Capital Corporation (the "Debentureholder"), the holder of the Company's $1,000,000 10% Senior Secured Convertible Debenture (the "Debenture"). Pursuant to such agreement, until such time as at least two thirds of the original principal amount of the Debenture has been repaid or converted into common stock, the Company may not, without the consent of the Debentureholder, pay any dividends on the Common Stock, except out of earned surplus at a time when the Company is in compliance with certain specified contractual provisions (including being current on the payment of interest on the Debenture).

ITEM 6.  Management's Discussion and Analysis or Plan of Operations.

Revenues
--------

     For the year ended January 31, 1996 revenues decreased approximately $1,111,000 from the year ended January 31, 1995, a decrease of 44%. This was primarily the result of a delay in the release of the Company's FC4000(TM) Maestro(TM) System. For the year ended January 31, 1995 revenues increased approximately $1,035,000 from the year ended January 31, 1994, an increase of 69%. This is entirely the result of increased sales of the Company's products. Management expects sales of the Company's hardware and software products to increase.

     No expansion was made to the administrative staff during the fiscal years ended January 31, 1996 and 1995. As the Company grows or as finances will permit, additional sales, administrative, technical and customer service staff will be hired. Subject to adequate financing, efforts will be made to maintain a streamlined operation utilizing external support arrangements where practicable or necessary.

Cost of sales
-------------

     Cost of goods sold, consisting of parts, supplies and manufacturing costs for the Company's hardware and software products, constituted approximately 45% and 37% of revenues for the years ended January 31, 1996 and 1995 respectively. Management attributes the change in cost of goods sold to the changes in the mixture of products sold. The Company anticipates that its cost of goods sold will remain in the 30-40% of revenues range. The cost of goods sold varies with each product line, with software having little or no material cost
(approximately 5-10%).   The primary costs incurred by the Company are for
materials and equipment relating to its hardware products, which also carry lower profit margins than the Company's software products. The Company manufactures and assembles all hardware through contracted third party suppliers under the direct supervision of the Company's management. Management anticipates opportunities for increased gross profit from research and development projects aimed at increasing efficiency while decreasing cost.
Gross profit margins for the Company's hardware and software products, currently in the 55% - 65% range, may not, however, materially change with increased revenues (notwithstanding anticipated lower costs of production), due to anticipated increased market competition.

Selling, General and Administrative Expenses
--------------------------------------------

     Selling, general and administrative expenses for the fiscal years ended January 31, 1996 and 1995 constituted approximately 168% and 78% for such years, respectively. This increase for fiscal 1996 when compared with fiscal 1995 was due primarily to reduced sales volume and increased salary and related expenditures.

Research, Development and Software
----------------------------------

     The Company incurred research, development and software costs of approximately $1,005,700 and $839,600 for the fiscal years ended January 31, 1996 and 1995 respectively. These amounts consist of internal salaries, outside consulting services, equipment and fixed overhead costs. The Company expects research, development and software costs to increase in future periods.

Liquidity and Capital Resources
-------------------------------

     To date, the Company has funded operations principally from receipt of proceeds from the private placements of debt and equity securities, the exercise of warrants, interest income earned from the investment of such proceeds in interest earning assets and revenues from operations. During the fiscal year ended January 31, 1996 the Company received $2,148,000 in net proceeds, after payment of offering related expenses, from the sale of its common stock, which amount was primarily used in operations. During the fiscal year ended January 31, 1995 the Company received $363,000 in net proceeds, after payment of offering related expenses, from the sale of its common stock and $1,357,715 in net proceeds from the issuance of long term debt. These funds were primarily utilized to fund operations.

     Management believes it has sufficient resources available to meet its liquidity needs for the next year. Management believes that long-term liquidity needs will be met from increased hardware and software sales as well as additional financing from investors either through private placements of the Company's securities, exercise of outstanding warrants, or borrowing from outside third parties. Due to the planned introduction of new and improved products and the anticipated growth related to, among other things, the manufacturing of hardware and software products and the expansion of operations, management anticipates there will be a continuing trend and need for cash resources. Such demand on the Company's resources will require the Company, in the long term, to obtain additional financing and increased sales volume to meet anticipated commitments for raw materials and personnel.

ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.
-------

     The financial statements are included herein following Item 14 of this Annual Report on Form 10-KSB commencing on Page F-1.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
-------
FINANCIAL DISCLOSURE.

     There were no changes in, or disagreements with, the Company's certified public accountants during the fiscal years ended January 31, 1996 and 1995.

                                   Part III

ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
-------
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

      The directors and executive officers of the Company are as follows:


                                                                                       Held Position
      Name                Age                     Office(s)                            Since(1) (2)
      ----                ---                     ---------                            -------------

Charles Castelli           52                     Chairman of the                      July, 1990
                                                  Board of
                                                  Directors, Chief
                                                  Technology Officer

Thomas V. Cerabona         44                     Vice President                       March, 1996
                                                  of Operations

Lee W. Hill                52                     President and                        March, 1993
                                                  Chief Executive
                                                  Officer

Patrick J. Kane            46                     Senior Vice President                July, 1990
                                                  Secretary, Treasurer
                                                  and Director

James E. Linley            43                     Vice President                       March, 1991
                                                  of Engineering

Mark O'Brien               48                     Vice President                       September, 1993
                                                  of International

Kenneth S. Weiner          47                     Chief Financial                      February, 1993
                                                  Officer

Jon Carvalho               56                     Director                             July, 1990

_________________
(1)  Represented only since the Company was reorganized in July, 1990.

(2) Each director of the Company has been elected to serve until the next annual meeting of stockholders of the Company and until such director's successor shall have been duly elected and shall have qualified. Each executive officer of the Company has been elected to serve until the next organizational meeting of the Company's Board of Directors and until such officer's successor shall have been duly elected and shall have qualified.

          ___________________________________________________________

     CHARLES CASTELLI is the founder of Linkon Delaware, which merged with the
     ----------------
Company in July, 1990 and is presently the Company's Chief Technology Officer and Chairman of the Board of Directors. He became the Company's President in July, 1990 and the CTO in March, 1993. During the period 1984 through 1988, Mr.Castelli was the sole proprietor of Linkon Company, a predecessor to Linkon Delaware engaged in consulting and research and development of computer hardware and software products for the telecommunication industry. Prior thereto he held numerous engineering management and marketing positions in the telecommunications and computer industries, which included positions with Q1 Corporation, Singer/Tele Signal, Data Products Corporation, Litcom Corporation and Bell Telephone Laboratories. In these capacities Mr. Castelli was responsible for the market introduction and sale of several computer system and software products.

     THOMAS V. CERABONA is Vice President of Operations of the Company, heading
     ------------------
a department including manufacturing, distribution, quality assurance, customer support, and finance. Cerabona was previously with Paragon Networks International, Inc., a provider of leading edge data communications products, where he held a similar position. Prior to Paragon, Mr. Cerabona was Vice President and General Manager of Cobotyx Corporation, a developer, manufacturer and marketer of telecommunications voice processing systems, where he was a co-founder.

     LEE W. HILL is Linkon Corporation's President and Chief Executive Officer.
     -----------
Mr. Hill joined Linkon on March 1, 1993 after Affluence, Inc., a management consulting firm he founded, conducted a project for Linkon. From 1985 to 1990, Hill was with Wild-Leitz U.S.A., Inc., the Swiss-German high tech equipment and measuring instrument maker. There he served as President of the IMS Division and as Vice President, Corporate Development. From 1971 to 1985 Hill was with Bausch & Lomb, where his last position was Vice President of Worldwide Marketing and Sales for a consumer products division.

     PATRICK J. KANE is the Company's Senior Vice President.  He functions as
     ---------------
Secretary and Treasurer and as a member of the Board of Directors. Mr. Kane joined Linkon Delaware in 1988. During the year 1987, Mr. Kane was a partner with Consulting Marketing Partners, in New York City. Prior thereto, during the period 1983 to 1986, he was a Director of Marketing for Marine Midland Bank. Prior positions have provided him experience in strategic corporate planning, market research, market segmentation, market planning, direct response marketing and business development. He has held positions at Chemical Bank and Control Data Corporation.

     JAMES E. LINLEY, Vice President of Engineering for the Company, manages the
     ---------------
research and development, software development and technical support areas. He was previously employed with Citicorp POS Information Services (1988 to 1990) as a software engineer. Prior thereto he was with Target Technologies, Norwalk, Connecticut for more than ten years as chief engineer and partner. Target Technologies is a firm specializing in research and development and in the design of computer based voice processing applications. He also held management positions in systems engineering at Texas Instruments, National CSS and Wright Investors

Services. He is fluent in the majority of programming languages for PC, mini-computer and mainframe applications plus a wide array of hardware configurations. Mr. Linley designed and developed the FC1000 (TM) Voice Board, the FC2000 (TM) Voice Board, the AUDCOM (TM) operating system, the TERAVOX (R) operating system and the Linkon FC3000 (TM) Communications Board .

     MARK O'BRIEN, is Vice President of International for the Company.  Mr.
     ------------
O'Brien joined the Company in September 1993. Prior to joining the Company, Mr. O'Brien was President of Universal/Univis, an optical products supplier. Previously he was vice president and general manager of Cuno, a water purification company and president of Criterion Telepscope, a division of Bausch & Lomb. Mr. O'Brien holds a BA and MBA in accounting.

     KENNETH S. WEINER has been Chief Financial Officer of the Company since
     -----------------
February 1, 1993. Prior to joining the Company, Mr. Weiner practiced as a Certified Public Accountant both in his own practice and, since 1988, as a shareholder of Greenspan & Company, P.A., the Company's former audit firm, in charge of SEC audits, Management Advisory Services and Information Technology. Mr. Weiner is a member of the American Institute of Certified Public Accountants and both the New York and New Jersey State Societies of CPA's.

     JON CARVALHO is a non-salaried member of the Board of Directors.
     ------------
Mr.Carvalho is President/Owner of several businesses located in Portugal, Africa, Europe and Japan. The more significant of the foregoing businesses are
(a) Uniao Commercial de Automoveis, Ltd. an importer and seller of all international automobiles in Angola; (b) Urban and Suburban Properties, Inc. a Real Estate and Development Company in Portugal; (c) IMPORMOL, a manufacturer of automotive springs & connectors for trucks and tractor trailers; (d) IMAUTO, a distributor of automotive machinery in Angola; and (e) Company Vale Do Loma, S.A.R.L., a coffee plantation in Portugal. Mr. Carvalho has been president and a principal of the foregoing entities for a period of more than ten years. In these capacities he has accumulated experience in all aspect of corporate operations plus established worldwide contacts at the corporate and government level.

Item 10. Executive Compensation.
         ----------------------

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                                          Annual Compensation (1)
                               ---------------------------------------------

(a)                 (b)       (c)             (d)





Name and               Fiscal
Principal Position      Year       Salary($)     Bonus($)
---------------------  ------      ---------     ---------
Lee W. Hill,             1996      $ 147,500       $ 25,000
President and Chief      1995      $ 118,000       $ 25,000
Executive Officer        1994      $  88,000       $ ---

Mark O'Brien,            1996      $ 106,174       $ ---
Vice President           1995      $ 100,000       $ ---
of International         1994      $  28,125       $ ---

_________________

(1) Other columns have been excluded because they are not applicable to any year covered by this table.

     On March 1, 1993, the Company entered into an employment agreement with Lee
W. Hill. The agreement provides for an annual salary of $96,000 for the first year of the agreement, $120,000 for the second year of the agreement and $150,000 for the third and fourth years of the agreement. In addition, the agreement provides for an annual bonus of not less than $25,000 for each year of the agreement. Mr. Hill was also granted options to purchase up to 250,000 shares of Common Stock of the Company.

     Directors are not compensated in their capacities as directors but are reimbursed reasonable expenses in connection with attendance at meetings.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
--------

     The following table sets forth certain information as of April 22, 1996 with respect to any person, other than the Company's executive officers and directors, who is known to the Company to be beneficial owner of more than 5% of any class of its voting securities.

                         Common Stock $.001 par value
                         ----------------------------

Name and Address                   Amount of          Approximate
of Beneficial                      Beneficial         Percentage of
Owner                              Ownership          Class
----------------                   ----------         -------------
IBJS Capital Corporation             820,193(1)            7.6%
One State Street
New York, NY 10004

Piers M. MacDonald(2)                962,400(3)            9.0%
c/o Gulfstream Partners, L.P.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830

Steven P. Cordovano(2)               687,400(4)            6.4%
c/o Gulfstream Partners, L.P.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830
-------------------

(1) Comprised of 605,693 shares currently acquirable upon the conversion of a $1,000,000 Senior Secured Convertible Debenture and 214,500 shares currently acquirable upon the exercise of warrants to purchase Common Stock at $1.8648 per share.

(2) According to Schedule 13D filed by Messrs. MacDonald and Cordovano on May 26, 1995, Mr. MacDonald is the managing general partner of Gulfstream Partners, L.P., a Delaware limited partnership (the "Partnership") and Mr. Cordovano is a general partner thereof.

(3) Comprised of (i) 144,900 shares of Common Stock owned by Messrs. MacDonald and Codovano; (ii) 275,000 shares of Common Stock and 27,500 warrants to purchase Common Stock owned by Mr. MacDonald and his spouse, Bonner D. MacDonald, and (iii) 448,000 shares of Common Stock and 67,000 warrants to purchase Common Stock owned by the Partnership.

(4) Comprised of (i) 144,900 shares of Common Stock owned by Messrs. Cordovano and MacDonald; (ii) 25,000 shares of Common Stock and 2,500 warrants to purchase Common Stock owned by Mr. Cordovano and his spouse, Sarah M. Cordovano, and
(iii) 448,000 shares of Common Stock and 67,000 warrants to purchase Common Stock owned by the Partnership.

           ________________________________________________________

     The following table sets forth, as of April 22, 1996, the number of outstanding shares of the Company's Common Stock beneficially owned by each of the Company's current directors and executive officers named in the Summary Compensation Table in Item 10, individually, and by all such directors and executive officers as a group.

                         Common Stock $.001 par value
                         ----------------------------

Name and Address       Amount of     Approximate
of Beneficial          Beneficial    Percentage of
Owner                  Ownership     Class
--------------------   ----------    -------------
Charles Castelli        1,800,000            16.7%
Patrick Kane              800,000             7.4%
James Linley              600,000             5.6%
Lee W. Hill               250,000(1)          2.3%
Jon Carvalho               50,000             0.5%
Executive Officers      3,560,000(2)         33.1%
and Directors
As a Group (7
persons)
-------------

(1) Comprised of 250,000 shares currently acquirable upon the exercise of warrants to purchase Common Stock at $2.00 per share.

(2) Comprised of 360,000 shares currently acquirable upon the exercise of warrants to purchase Common Stock at $2.00 per share.

            _______________________________________________________

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
--------

     None

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K
         ---------------------------------

(A)(1)  FINANCIAL STATEMENTS.

     The following financial statements are included in Part II, Item 7:

Index to Financial Statements and Schedules                            F-1

Report of Independent Certified Public Accountants                     F-2

Consolidated Balance Sheets - January 31, 1996 and 1995                F-3

Consolidated Statements of Operations - Three years ended              F-4
                                January 31, 1996, 1995 and 1994

Consolidated Statements of Cash Flows - Three years ended              F-5
                                January 31, 1996, 1995 and 1994

Consolidated Statements of Stockholders' Equity - Three years ended    F-6
                                January 31, 1996, 1995 and 1994

Notes to Financial Statements                                          F-7

(B) REPORTS ON FORM 8-K                                                None

(C) EXHIBITS

Exhibit
  No.     Description of Document
-------   -----------------------

3.1 Articles of Incorporation. (Incorporated by reference to Exhibit 8 to the Company's Registration Statement on Form S-18 (File Number 33-22054-NY) which became effective on December 14, 1990).


3.2 By-laws. (Incorporated by reference to Exhibit 8 to the Company's Registration Statement on Form S-18 (File Number 33-22054-NY) which became effective on December 14, 1990).

4.1 10% Senior Secured Convertible Debenture Purchase Agreement, dated October 27, 1994, between the Company and IBJS Capital Corporation, including forms of the Company's Senior Debentures and Warrant Certificates issued on October 27, 1994. (Incorporated by reference to Exhibit 4.1 to the Company's Form 10KSB for the fiscal year ended January 31, 1995).

4.2 Convertible Subordinated Debenture Purchase Agreement, dated July 29, 1994, between the Company and the purchasers of subordinated debentures set forth therein, including forms of the Company's Subordinated Debentures and Warrant Certificates issued on July 29, 1994 and the October 27, 1994 agreement between said parties amending the same. (Incorporated by reference to Exhibit 4.2 to the Company's Form 10KSB for the fiscal year ended January 31, 1995).

4.3 Placement Agent Agreement, dated January 14, 1994, between the Company and Sloan Securities Corp., including forms of the Company's Warrant Certificates, issued on January 28, 1994, February 28, 1994 and April 30, 1994 and the October 27, 1994 agreement between said parties amending the same.

          (Incorporated by reference to Exhibit 4.3 to the Company's Form 10KSB for the fiscal year ended January 31, 1995).

4.4       Employment Agreement dated March 1, 1993 between the Company and Lee
          W. Hill. (Incorporated by reference to Exhibit 4.4 to the Company's Form 10KSB for the fiscal year ended January 31, 1995).

4.5 Lease Agreement dated February 22, 1991 between the Company and Danrich & Co. (Incorporated by reference to Exhibit 12 (iii) to the Company's Registration Statement on Form S-1 (File Number 33-44506) which became effective on August 20, 1992).

4.6 Lease Agreement dated March 19, 1991 between the Company and Sherman Street Limited Partnership. (Incorporated by reference to Exhibit 12
          (xiii) to the Company's Registration Statement on Form S-1 (File Number 33-44506) which became effective on August 20, 1992).

                                  SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly executed on this 26th day of April, 1996.

                                    LINKON CORPORATION



                                    By: /s/ Lee W. Hill
                                        ----------------------------------------
                                        Lee W. Hill, Chief Executive
                                        Officer and President


                                    By: /s/ Kenneth S. Weiner
                                        ----------------------------------------
                                        Kenneth S. Weiner, Chief Financial
                                        Officer

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.


Signature                     Title                     Date
---------                     -----                     ----


/s/Charles Castelli           Chairman of the           April 26, 1996
--------------------------
Charles Castelli              Board of Directors


/s/Patrick Kane
--------------------------
Patrick Kane                  Chief Operating Officer   April 26, 1996
                              and Director

/s/Jon Carvalho               Director                  April 26, 1996
--------------------------
Jon Carvalho

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------
                                 AND SCHEDULES
                                 -------------


                                                                       Page
                                                                       ----
LINKON CORPORATION
------------------
Index to Financial Statements and Schedules                            F-1

Report of Independent Certified Public Accountants                     F-2

Consolidated Balance Sheets - January 31, 1996 and 1995                F-3

Consolidated Statements of Operations - Three years ended              F-4
                                January 31, 1996, 1995 and 1994

Consolidated Statements of Cash Flows - Three years ended              F-5
                                January 31, 1996, 1995 and 1994

Consolidated Statements of Stockholders' Equity - Three years ended    F-6
                                January 31, 1996, 1995 and 1994

Notes to Financial Statements                                          F-7

                                     -F1-

To the Board of Directors
 and Stockholders
Linkon Corporation
Fairfield, Connecticut

     We have audited the accompanying consolidated balance sheet of Linkon Corporation as of January 31, 1996, 1995 and 1994 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Linkon Corporation as of January 31, 1996, 1995 and 1994 and the results of its operations and its cash flows for the three years then ended in conformity with generally accepted accounting principles.



                                              Feldman Radin & Co., P.C.
                                              Certified Public Accountants
New York, New York
April 11, 1996

                                     -F2-

                              LINKON CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                                  JANUARY 31,

                                    ASSETS
                                    ------

                                                 1996               1995
                                                 ----               ----

CURRENT ASSETS
--------------
  Cash and Cash Equivalents                   $  522,569         $  592,460
  Certificate of Deposit                          63,934             60,000
  Accounts Receivable (Net of Allowance)         611,387            927,067
  Notes Receivable                                51,000             51,000
  Other Receivables                               51,213             97,259
  Inventory                                      888,655          1,114,209
  Prepaid Expenses                                27,406             11,446
                                              ----------         ----------
     Total Current Assets                      2,216,164          2,853,441
                                              ----------         ----------

MACHINERY & EQUIPMENT
---------------------
  Machinery & Equipment, at cost               1,046,008            829,575
  Equipment under Capital Leases                 156,965            156,965
                                              ----------         ----------
                                               1,202,973            986,540
  Less: Accumulated Depreciation                 696,283            528,266
                                              ----------         ----------
     Machinery & Equipment, Net                  506,690            458,274
                                              ----------         ----------

OTHER ASSETS
------------
  Software (Net of Amortization)                 928,148            719,764
  Investments, at cost                           375,182            374,825
  Prepaid Financing Costs                         39,213             52,285
  Deferred Offering Costs                             --             29,019
  Security Deposits                               19,931             25,680
  Organization Costs (Net of Amortization)            --                 --
                                              ----------         ----------
     Total Other Assets                        1,362,474          1,201,573
                                              ----------         ----------
                                              $4,085,328         $4,513,288
                                              ==========         ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES
-------------------
  Accounts Payable                            $1,004,125         $  800,229
  Bank Loan Payable                               30,230             30,000
  Taxes Payable                                   18,108             12,195
  Capital Leases Payable - Current Portion            --              6,583
  Interest Payable                               100,000             43,759
  Officers' Salary Payable                         7,272              7,332
                                              ----------         ----------

     Total Current Liabilities                 1,159,735            900,098
                                              ----------         ----------

LONG TERM LIABILITIES
---------------------
  Notes Payable, Net                           1,251,265          1,290,776
                                              ----------         ----------

     Total Long Term Liabilities               1,251,265          1,290,776
                                              ----------         ----------

COMMITMENTS AND CONTINGENCIES                         --                 --
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
  Common Stock, $.001 Par Value,
    25,000,000 shares authorized,
    10,753,252 shares issued and
    outstanding (1996), 8,599,919
    shares issued and outstanding
    (1995)                                        10,754              8,600
  Capital in Excess of Par Value               9,129,970          6,983,722
  Accumulated Deficit                         (7,466,396)        (4,669,908)
                                              ----------         ----------
     Total Stockholders' Equity                1,674,328          2,322,414
                                              ----------         ----------
                                              $4,085,328         $4,513,288
                                              ==========         ==========

The accompanying notes to consolidated financial statements are an integral part of this report.

                                      -F3-

                               LINKON CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             YEAR ENDED JANUARY 31,

                                       1996              1995             1994
                                       ----              ----             ----
Revenues                            $ 1,418,432       $2,529,451      $ 1,494,236

Cost of Goods Sold                      638,532          932,429          622,242
                                    -----------       ----------      -----------

Gross Margin On Sales                   779,900        1,597,022          871,994
                                    -----------       ----------      -----------

Selling, General and
 Administrative Expenses              2,385,255        1,984,087        2,125,502

Research and Development                653,386          497,218          226,251

Provision for Doubtful Accounts         392,000           20,000            2,000
                                    -----------       ----------      -----------
                                      3,430,641        2,501,305        2,353,753
                                    -----------       ----------      -----------
Operating Loss                       (2,650,741)      (  904,283)      (1,481,759)
                                    -----------       ----------      -----------

Other Income (Expense)
  Interest Income                        13,248           74,248           18,578
  Interest Expense                     (157,960)         (56,075)         (14,055)
  Gain (Loss) on Exchange
    Rate Conversion                         536              874          ( 1,310)
  Loss on Marketable Securities              --               --               --
  Unrealized Gain (Loss) on
   Marketable Securities                     --               --               --
                                    -----------       ----------      -----------
                                       (144,176)          19,047            3,213
                                    -----------       ----------      -----------
Loss Before Income Taxes             (2,794,917)      (  885,236)      (1,478,546)

Income Taxes                              1,571            2,280           (  345)
                                    -----------       ----------      -----------

Net Loss                            $(2,796,488)     $(  887,516)     $(1,478,201)
                                    ===========      ===========      ===========

Loss Per Share                      $      (.30)     $      (.10)     $      (.18)
                                    ===========       ==========      ===========

Weighted Average Number of
 Shares Outstanding                   9,470,186        8,561,721        8,034,689
                                    ===========       ==========      ===========




The accompanying notes to consolidated financial statements are an integral part of this report.

                                      -F4-

                               LINKON CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             YEAR ENDED JANUARY 31,

                                             1996            1995             1994
                                             ----            ----             ----
Cash Flows From Operating Activities:
-------------------------------------
Net Loss                                 $(2,796,488)    $(  887,516)     $(1,478,201)
Adjustments to Reconcile Net Loss
 to Net Cash Used in Operating
 Activities:
Depreciation and Amortization                168,017         157,915          132,145
Accrued Interest (Income) Expense             56,241          47,638               --
Changes in Assets and Liabilities:
Decrease in Restricted Cash                       --              --           81,000
Increase in Certificate of Deposit            (3,934)        (60,000)              --
(Increase) Decrease in Subscriptions
 Receivable                                       --              --          825,000
(Increase) Decrease in Accounts
 Receivable                                  315,680        (199,740)         (22,825)
(Increase) Decrease in Other
 Receivables                                  46,046         (80,679)          38,994
(Increase) Decrease in Inventory             225,554        (436,526)        (333,145)
(Increase) Decrease in Prepaid
 Expenses                                    (15,960)        (11,130)           4,165
Increase in Software                        (208,384)       (226,287)        (288,984)
(Increase) Decrease in Deferred
 Offering Costs                               29,019         (29,019)              --
(Increase) Decrease in Security
 Deposits                                      5,749          (5,432)            (125)
Decrease in Prepaid Financing Costs           13,072              --               --
Increase (Decrease) in Accounts
 Payable                                     203,896          50,704          162,337
Increase (Decrease) in Deferred
 Income                                           --              --         (364,157)
Increase (Decrease) in Officers
 Salary Payable                                  (60)            (68)         (23,000)
Decrease in Deferred Income Taxes                 --              --           (1,074)
Increase (Decrease) in Taxes
 Payable                                       5,913          (1,764)           5,113
                                         -----------     -----------      -----------
Net Cash Used in Operating
 Activities                               (1,955,639)     (1,681,904)      (1,262,757)
                                         -----------     -----------      -----------
Cash Flows From Investing Activities:
-------------------------------------
Cash Paid to Purchase Equipment             (216,433)       (193,477)        (181,991)
(Increase) Decrease in Notes Rec.                 --         459,000         (573,800)
Increase in Investments                         (357)       (260,025)              --
                                         -----------     -----------      -----------
Net Cash Provided by (Used in)
 Investing Activities                       (216,790)          5,498         (755,791)
                                         -----------     -----------      -----------
Cash Flows From Financing Activities:
-------------------------------------
Net Proceeds from Issuance of Common
 Stock                                     2,148,402         415,296          722,350
Repayments of Shareholder Loans                   --              --           (2,230)
Net Proceeds from Long Term Debt                  --       1,357,715               --
Principal Payments on Debt                   (39,281)             --               --
Principal Payments Under Capital
 Lease Obligations                            (6,583)        (35,632)         (39,785)
                                         -----------     -----------      -----------
Net Cash Provided by
 Financing Activities                      2,102,538       1,737,379          680,335
                                         -----------     -----------      -----------
Net Increase (Decrease) in Cash              (69,891)         60,973       (1,338,213)
Cash and Cash Equivalents at
 Beginning of Year                           592,460         531,487        1,869,700
                                         -----------     -----------      -----------
Cash and Cash Equivalents at
 End of Year                             $   522,569     $   592,460      $   531,487
                                         ===========     ===========      ===========

The accompanying notes to consolidated financial statements are an integral part of this report.

                                      -F5-

                              LINKON CORPORATION

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                  YEAR ENDED JANUARY 31, 1996, 1995 AND 1994

                                                             CAPITAL IN
                                    COMMON STOCK             EXCESS OF            ACCUMULATED
                                  SHARES    AMOUNT           PAR VALUE              DEFICIT       TOTALS
                                ----------  --------      --------------        -------------  ------------
Balances
 January 31, 1993                7,940,716   $ 7,941       $ 5,753,632            $(2,304,191)  $ 3,457,382

Issuance of Common
 Stock Net of
 Expenses                          400,000       400           721,950                     --       722,350

Net Loss for Year
 Ended January 31,
 1994                                   --       --               --               (1,478,201)   (1,478,201)
                                ----------  --------      --------------        -------------  ------------
Balances
 January 31, 1994                8,340,716     8,341         6,475,582             (3,782,392)    2,701,531

Issuance of Common
 Stock Net of
 Expenses                          259,203       259           415,037                     --       415,296

Issuance of Warrants                    --       --             93,103                     --        93,103

Net Loss for Year
 Ended January 31,
 1995                                   --       --               --                 (887,516)     (887,516)
                                ----------  --------      --------------        -------------  ------------
Balances
 January 31, 1995                8,599,919     8,600         6,983,722             (4,669,908)    2,322,414

Issuance of Common
 Stock Net of
 Expenses                        2,153,333     2,154         2,146,248                     --     2,148,402

Net Loss for Year
 Ended January 31,
 1996                                   --       --               --               (2,796,488)   (2,796,488)
                                ----------  --------      --------------        -------------- ------------
Balances
 January 31, 1996               10,753,252   $10,754      $  9,129,970            $(7,466,396)  $ 1,674,328
                                =========   ========      ==============        ============== ============


The accompanying notes to consolidated financial statements are an integral part of this report.

                                     -F6-

                              LINKON CORPORATION
                              ------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------

                               JANUARY 31, 1996
                               ----------------


NOTE 1 -  ORGANIZATION, CAPITALIZATION, BUSINESS DESCRIPTION
          --------------------------------------------------

The Company is engaged in the business of manufacturing and marketing computer peripheral hardware and software products for the automated voice response, telecommunications, computer and multimedia communications industries.


NOTE 2 -  ECONOMIC DEPENDENCY
          -------------------

Two of the Company's customers accounted for approximately 20% and 13% or approximately $277,000 and $188,000 of consolidated revenues for the year ended January 31, 1996 respectively. The first of these customers accounted for approximately 31%, or approximately $787,000 of revenue for the year ended January 31, 1995. For the year ended January 31, 1994, this customer accounted for approximately 27%, or approximately $409,000 of consolidated revenues.


NOTE 3 -  SIGNIFICANT ACCOUNTING POLICIES
          -------------------------------

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Method of Accounting
--------------------

The Company utilizes the accrual basis method of accounting for financial reporting purposes.


Cash and Cash Equivalents
-------------------------

The Company considers all short-term debt securities purchased with an original maturity of three months or less to be cash equivalents.


Accounts Receivable
-------------------

The Company believes all receivables are collectible unless information to the contrary is obtained. In the event such information is received the Company establishes an allowance for the uncollectible portions. At January 31, 1996 the allowance was $412,000 and at January 31, 1995 the allowance was $20,000.


Inventory
---------

Inventory is valued at the lower of cost or market value using the first-in, first out (FIFO) method, and consists of:

                                                 1996        1995
                                               ---------  ----------
Raw Materials                                   $130,830  $  809,530
Work in Process                                  241,311      46,200
Finished Goods                                   516,514     258,479
                                                --------  ----------
                                                $888,655  $1,114,209
                                                ========  ==========

Machinery and Equipment and Capital Leases
------------------------------------------

Machinery and equipment are stated at cost. Capital leases are stated at the lesser of the present value of the minimum lease payments or the fair market value. Property, equipment and capital leases are comprised predominately of computer equipment. Expenditures for maintenance and repairs are charged to

                                     -F7-

                              LINKON CORPORATION
                              ------------------


            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
            ------------------------------------------------------


                               JANUARY 31, 1996
                               ----------------



NOTE 3 -  (CONTINUED)
          -----------

operations as incurred. Depreciation and amortization are provided for utilizing the straight-line method over the estimated useful lives of the property and equipment. Depreciation expense for the years ended January 31, 1996, 1995 and 1994 was $168,017, $157,855 and $132,057 respectively.


Capitalized Software Costs
--------------------------

Costs related to the conceptual formulation and design of licensed programs are expensed as research and development. Costs incurred subsequent to establishment of technological feasibility to produce the finished product are generally capitalized. The amounts charged to expense for the years ended January 31, 1996, 1995 and 1994 were approximately $615,000, $497,000 and
$226,000, respectively. The Company has capitalized software costs included in Other Assets which totaled approximately $437,000, $350,000 and $403,000 for the years ended January 31, 1996, 1995 and 1994, respectively. Amortization included in the accompanying Consolidated Statements of Operations for fiscal years ended January 31, 1996, 1995 and 1994 was $228,000, $124,000 and $66,000,
respectively.


Income Taxes
------------

The Company has adopted Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes," which requires an asset and liability approach to accounting for income taxes. Deferred income taxes are recorded for temporary differences between taxable income and pretax financial income and the tax bases of assets or liabilities and their reported amounts in the financial statements.


Loss Per Share
--------------

Loss per share is based on the number of shares outstanding. No effect has been given to outstanding warrants as the result would be antidilutive.


NOTE 4 -  CAPITAL CONTRIBUTION
          --------------------

Employee Stock Options
----------------------

The Company does not currently have an employee stock option plan but intends to institute such a plan during the fiscal year ending January 31, 1997. The Company intends to issue stock options to employees at no less than fair market value at the time of issuance.

Options and warrants to purchase 2,009,384 shares of the Company's common stock were exercisable at prices ranging from $.75 to $3.50 per share at January 31, 1996. Outstanding options and warrants expire at various dates through February 2003.

The following table summarizes the changes in options and warrants outstanding and the related price ranges for shares of the Company's common stock.

                         Stock Options               Warrants
                     ----------------------  ------------------------
                     Shares       Price       Shares        Price
                     -------  -------------  ---------  -------------
Outstanding at
 January 31, 1993    425,000  $0.75 to 2.00   150,000   $2.00
     Granted         539,000  $2.00           125,000   $3.00
     Exercised            --             --  (150,000)  $2.00
     Expired              --             --        --      --
                     -------                 --------
Outstanding at
 January 31, 1994    964,000  $0.75 to 2.00   125,000   $3.00
     Granted              --             --   538,401   $2.00 to 3.00
     Exercised            --             --  (150,000)  $2.00
     Expired              --             --        --      --
                     -------                 --------
Outstanding at
 January 31, 1995    964,000  $0.75 to 2.00   663,401   $2.00 to 3.00

                                     -F8-

                              LINKON CORPORATION
                              ------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
             -----------------------------------------------------

                               JANUARY 31, 1996
                               ----------------

NOTE 4 -  (CONTINUED)

Outstanding at
 January 31, 1995    964,000   $0.75 to 2.00         663,401   $2.00 to 3.00
     Granted          20,000     --                  620,316   $1.50 to 3.50
     Exercised       (50,000)  $2.00                (208,333)  $2.00
     Expired            --       --                     --       --
                     -------                       ---------
Outstanding at
 January 31, 1996    934,000   $0.75 to 2.00       1,075,384   $1.50 to 3.50
                     =======                       =========


NOTE 5 -  INCOME TAXES
          ------------

As at January 31, 1996, the Company had net operating loss carryforwards of approximately $7,400,000, for both book and tax purposes, expiring from 2005 to 2011. As a result of the Tax Reform Act of 1986, the Company is obligated to pay an alternative minimum tax on its alternative minimum taxable income, even though it has a loss carryforward. These carryforwards are subject to possible limitations on annual utilization if there are "equity structural shifts" or "owner shifts" involving "5% shareholders" (as these terms are defined in Section 382 of the Internal Revenue Code), which result in a more than 50 percentage point change in ownership.

At this time, the Company does not believe it can reliably predict profitability beyond the current fiscal year. Accordingly, the deferred tax asset applicable to operations subsequent to January 31, 1996 has been reduced in its entirety by the valuation allowance. For the period ending January 31, 1996, the provision for taxes is comprised only of appropriate state taxes.

Reconciliation of income taxes shown in the financial statements and amounts computed by applying the Federal income tax rate of 34% for the years ended January 31, 1996, 1995 and 1994, respectively is as follows:

                                                                            Year Ended January 31,
                                                                   ----------------------------------------
                                                                       1996          1995          1994
                                                                   ------------  ------------  ------------
Loss Before Income Taxes                                           $(2,796,488)   $ (885,236)  $(1,497,033)
                                                                   ===========    ==========   ===========
Computed expected tax credit                                       $   951,000    $  301,000   $   509,000
Operating loss for which no benefits
  were provided                                                       (951,000)     (301,000)     (509,000)
Benefit provided by net operating
  loss carryforward                                                         --            --            --
Reduction of Deferred Federal Tax                                           --            --         1,074
Provision for alternative minimum tax                                       --            --            --
State and local tax provision                                           (1,571)       (2,280)         (729)
                                                                   -----------    ----------   -----------
Provision for income taxes                                         $    (1,571)   $    2,280)  $       345
                                                                   ===========    ==========   ===========

NOTE 6 -  COMMITMENTS AND CONTINGENCIES
          -----------------------------
Leases
------

The Company is obligated to pay minimum annual rentals on existing non-cancelable real estate leases as follows:

Year Ending January 31,             1997         1998          Total
                                -----------    ----------   -----------
                                $  101,957        58,291    $  160,248


The Company leased approximately 4,500 square feet for office premises in New York City. The lease provided for annual payments effective April 1, 1991 of $87,122 and expired on March 31, 1996. The Company vacated the premises in December 1995, which was subsequently re-leased by the landlord. The Company and the landlord are presently negotiating the amount of the credit due the Company.

                                     -F9-

                              LINKON CORPORATION
                              ------------------

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
            ------------------------------------------------------

                               JANUARY 31, 1996
                               ----------------

NOTE 6 -  (CONTINUED)
          -----------

The Company has a five year lease agreement for approximately 5,000 square feet of office space in Fairfield, CT expiring September 30, 1997. That lease provides for annual payments amounting to $87,437.

The Company incurred rent expense amounting to $185,899, $178,586 and $177,809 for the years ended January 31, 1996, 1995, and 1994 respectively.


Royalty Agreements
------------------

The Company acquires the rights to certain software algorithms from various developers under renewable contracts of varying terms. Royalties are based on a per unit charge based on sales of products utilizing such algorithms.


Warranties
----------

The Company warrants that all equipment manufactured by it will be free from defects in material and workmanship under normal use for a period of one year from the date of shipment. The Company's expenses in connection with such warranties have been minimal.


NOTE 7 -  NOTES PAYABLE
          -------------

During the year ended January 31, 1995, the Company issued $1,350,000 in principal amount of convertible debentures due October 27, 2000. The notes bear interest at a rate of 10% per annum, payable quarterly. The first interest payment was not due until October 31, 1995. The notes are accompanied by detachable warrants to purchase 316,664 shares of the Company's common stock at an exercise price of $2.00 per share. The warrants will expire on October 31, 2001. Such warrants were valued at $93,103. The unamortized discount is carried as a reduction of notes payable on the balance sheet. The unamortized expenses associated with the issuance of the debentures are carried as prepaid financing costs on the balance sheet. The Company's rights to issue dividends are restricted under this agreement. The Company also entered into a loan agreement with its primary bank whereby the Company borrowed $60,000 payable in equal monthly installments through January 3, 1997 at an interest rate of 1% above the prime rate. At January 31, 1996 interest amounting to $100,000 has been accrued on these liabilities. The following table shows the maturities, at January 31, 1996, of the $1,380,000 remaining principal:


Year Ending January 31,  1997    1998    1999      2000
                         ----    ----    ----      ----
                         30,000    --      --    1,350,000


NOTE 8 -  SUPPLEMENTAL CASH FLOWS DISCLOSURES
          -----------------------------------

Cash flows from operating activities reflect interest paid of $101,719, interest earned of $13,248 and taxes paid of $1,571 for the year ended January 31, 1996, interest paid of $52,196, interest earned of $74,248 and taxes paid of $2,280 for the year ended January 31, 1995 and interest paid of $14,055, interest earned of $18,578 and taxes paid of $729 for the year ended January 31, 1994.


There were no noncash investing or financing activities during the years ended January 31, 1996, 1995 and 1994.

                                     -F10-